UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Westwood LargeCap Value

Westwood Total Return

Westwood SMidCap

Westwood SmallCap

Westwood Income Opportunity

Westwood High Income

Westwood Alternative Income

Annual Report	October 31, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-FUND-WHG (1-877-386-3944). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Westwood Funds if you invest directly with the Fund.

Investment Adviser:

Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

October 31, 2020

Dear Shareholders,

Looking back, the past 12 months began so full of hope. The Standard and Poor’s 500 Index (S&P 500) rallied through year-end, with new all-time highs set through February. Economic forecasts were centered around another year of low but solidly positive growth with inflation expected to be tame. The fireworks were supposed to start in the summer, heading into the presidential election which was already slated to be particularly contentious.

However, the spread of COVID-19 across the world during the early months of 2020 quickly sent markets sharply lower. Governments were forced to respond with lockdowns and quarantines to try and flatten the curve as health care systems, both in the U.S. and elsewhere, raced to secure needed ventilators and supplies. Reactions by global central banks were swift and sizable as the magnitude of the situation was grasped. By the time March ended, the Federal Reserve had cut interest rates twice to push rates to their theoretical floor of 0% to 0.25%. The U.S. Government had passed the largest stimulus bill in history — $2.2 trillion via the Coronavirus Aid, Relief, and Economic Security Act (CARES). In conjunction with the quantitative easing operations of the Federal Reserve, the amount of stimulus is unprecedented and represents north of 10% of annual U.S. GDP. The pandemic has taken a human toll that is incalculable, and the impact will be long-lasting and felt for some time to come. However, the markets recovered far faster than the economy on the back of the stimulus in helping to bridge the consumption gap for individuals and support businesses in their time of hardship.

During the summer, progress was made in the initial phases of reopening as states and cities began to relax some of the shelter-in-place orders. Businesses began to resume more normal operations, albeit with heightened safety protocols, and orders began to flow to replenish inventories that had been worked down and services began to see increased demand. This provided some improvement as well in indicators, including seeing unemployment fall by nearly half from the peak levels in the March-April time frame as well as the Institute of Supply Management pointing to a resumption of sequential growth. Rising COVID-19 caseloads would see these efforts face setbacks in specific locales and many school districts began a phased-in approach to reopening as the fall arrived. Recent spikes have again raised the specter of another coordinated lockdown to reduce the spread of the virus, though such plans have faced resistance given the economic toll taken earlier this year.

Looking forward, a “Groundhog Day-esque” outlook continues to appear appropriate. Volatility is likely to remain elevated as election results take time to resolve and the economic uncertainty persists. Macroeconomic data will continue to be choppy, with varied effects from the stimulus provided and reopening efforts offset by continued disruptions. Investors have continued to look through near-term economic weakness, with estimates for earnings for the S&P 500 Index now expected to recover to 2019 levels by the end of 2021. However, the path remains highly dependent and anything but certain. Election results look likely to be contested until the Electoral College vote in December; COVID-19 cases are rising again with colder weather limiting outdoor activities, where transmission was potentially lower; financial stress from the pandemic being delayed, not eliminated, as stimulus falls short of what companies, particularly small to medium-sized enterprises, need to survive. In aggregate, companies with stronger financial footing and balance sheets should be well-positioned to take advantage of opportunities created from these market conditions.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. As it has for over 30 years, our investment process continues to seek out mispriced opportunities where fundamental analysis can uncover value being missed in the current market environment while maintaining a strong culture of risk management with a focus on mitigating potential downside risks.

Thank you for your trust.

Sincerely,

The Investment Team

The Westwood Funds

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/ countries that may be mentioned. Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives.

A discussion of each fund’s performance during the semiannual period ended October 31, 2020, is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund for the period ending October 31, 2020, was as follows:

	6 Months	2020 Fiscal Year/Since Inception**

Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	5.45%	-6.11%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	5.43%	-6.32%
Westwood LargeCap Value Fund – C Class Shares (WWLCX)	5.45%	16.03%
Russell 1000 Value Index	7.06%	-7.57%

* Without sales charge

** Year to Date or Since Inception, whichever is shorter

WWLCX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for WHGLX and WWLAX and until Feb. 28, 2022 for WWLCX. In the absence of current fee waivers, total return and yield would have been reduced.

Information Technology was the top contributor to relative performance on strong stock selection, while Energy saw both positive allocation and selection tailwinds help drive relative performance. Apple moved higher as they continued to see accelerating service revenues and the anticipation of the upcoming 5G iPhone launch serving as a catalyst to drive more consumers to upgrade their phones. Microsoft gained as their cloud offerings remain the best hybrid solution for many corporations, with adoption accelerating as businesses transform to support more employees working from home across multiple geographies. Activision Blizzard rallied as the pandemic added to rising demand for their video game franchises as consumers stuck at home looked for entertainment choices. Abbot Labs benefited from developing COVID-19 testing capabilities, helping support sales growth, with other areas within diagnostics and diabetes also boosting results. Home Depot gained as the strength in the housing market helped fuel demand from both the consumer and professional channels for products to renovate and improve homes as people looked to take advantage of sheltering in their dwelling.

Financials and Industrials were a headwind to relative performance from less favorable stock selection. Wells Fargo remained challenged as the deteriorating macroeconomic environment compounded their regulatory issues limiting their ability to navigate these challenges effectively. Boeing faced pressures as the company continued to work through the expenses related to correcting the issues with the 737-Max and orders for new planes slowed given the challenges their airline customers faced from the pandemic. STORE Capital saw the pandemic significantly impact their tenants and future rent collections, as many of them were forced to close as lockdowns and shelter-in-place orders were enacted to stop the virus spread. AT&T declined as investors became concerned regarding their leverage profile as their media business faced pressures from the closures of theaters for their movie releases and no professional sports impacted Turner. Capital One saw shares move lower as investors questioned their potential credit losses, given their heavier exposure to the lower-end consumer, amid the widespread carnage to the economy from COVID-19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the period ending October 31, 2020, was as follows:

	6 Months	2020 Fiscal Year/Since Inception**

Westwood Total Return Fund – Institutional Shares (WLVIX)	15.01%	17.59%
Westwood Total Return Fund – A Class Shares (WWTAX)*/**	15.01%	24.30%
Westwood Total Return Fund – C Class Shares (WTOCX)**	15.01%	24.30%
S&P 500 Index	13.29%	12.07%
Bloomberg Barclays US Aggregate Bond Index	1.27%	3.92%
Russell 1000 Index	14.96%	12.06%
Blended Benchmark***	8.47%	8.96%

*Without Sales Charge

** Fiscal Year or Since Inception, whichever is shorter

***60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

WWTAX and WTOCX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for WLVIX and until Feb. 28, 2022 for WWTAX and WTOCX. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Total Return Fund was formerly known as Westwood Low Volatility Equity Fund. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019 may have differed had the Fund’s current investment strategy been in effect.

Health Care boosted relative performance due to positive selection while an overweight in Information Technology was also additive. Apple moved higher as they continued to see accelerating service revenues and the anticipation of the upcoming 5G iPhone launch serving as a catalyst to drive more consumers to upgrade their phones. Tesla saw strong demand for their electric vehicles globally help support further expansion of their production facilities both domestically and abroad to support their current and planned new vehicles. PayPal benefited from the accelerating shift to ecommerce and payments over traditional channels as a result of the lockdown efforts and shelter-in-place orders around the world shifting consumer behaviors. TeleDoc gained as their digital health care offerings saw a strong uptick in demand as consumers shifted their preferences as a result of the pandemic to avoid leaving their house and particularly doctor’s offices where they may be exposed to other sick patients. Newmont Mining moved higher as rising gold prices helped lift cash generation as the company worked to mitigate COVID-19 challenges and reduce their expenses through their joint venture in Nevada.

Utilities and Financials weighed on relative performance as both allocation and selection were headwinds. Wells Fargo remained challenged as the deteriorating macroeconomic environment compounded their regulatory issues limiting their ability to navigate these challenges effectively. Other banks including Bank of America and JPMorgan faced similar pressures from the shifting macroeconomic landscape, as interest rates were cut globally by central bankers and credit costs moved to the forefront given the impact to consumers and businesses alike. Chevron faced pressures in terms of demand destruction as a result of the pandemic as well as excess supply globally that weighed on shares. Boeing faced pressures as the company continued to work through the expenses related to correcting the issues with the 737-Max and orders for new planes slowed given the challenges their airline customers faced from the pandemic.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund for the period ending October 31, 2020, was as follows:

	6 Months	2020 Fiscal Year/Since Inception**

Westwood SMidCap Fund – Institutional Shares (WHGMX)	13.25%	-5.39%
Westwood SMidCap Fund – Ultra Shares (WWSMX)**	N/A	4.55%
Russell 2500 Value Index	12.78%	-11.92%
Russell 2500 Index	19.11%	2.12%

** Fiscal Year or Since Inception, whichever is shorter

WWSMX Inception Date: 7/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for WHGMX and until Feb. 28, 2022 for WWSMX.

Materials and Communication Services were the strongest contributors to relative performance driven by positive stock selection and modest allocation tailwinds. Monolithic Power saw demand remain strong for their specialized power management chips across a variety of end markets leading to higher cash generation and the need to expand capacity to meet demand. BJ’s Wholesale moved higher as they continued to see solid growth in both membership fee income as well as overall sales from consumers stocking up on groceries and other products. Papa John’s rose as consumers ordered more pizza for delivery during the lockdown phase of the pandemic and their digital offerings were a key differentiator versus smaller competitors. Perkin-Elmer benefitted as their new offerings for COVID-19 testing have helped offset growth headwinds from reduced demand for their other diagnostic products and helping deliver better than expected results. Ares Management gained as their credit-oriented investment business proved resilient with strong fundraising despite work-from-home challenges and continued realizations of their prior committed capital with an eye towards increasingly attractive new deployment opportunities.

Health Care and Information Technology were the largest detractors from relative performance due to unfavorable selection and allocation headwinds. Zion Bancorp faced challenges, as did other regional banks including Washington Federal, as the shifting economic landscape raised concerns regarding pressures on net interest margins as well as future credit losses from the impact of the pandemic on consumers and businesses alike. These pressures were felt across the industry, including by First Hawaiian who additional saw concerns rise regarding the impact from decreased tourism to the Hawaiian Islands as a result. Concerns over future forbearance and losses from their mortgage insurance portfolio sent shares of MGIC Investment lower despite being well capitalized and unlikely to need additional capital to weather these headwinds. Hudson Pacific faced challenges as their office and studio assets in the west coast markets have seen their tenants be slow to bring their employees back given concerns over COVID-19, though their recent efforts to shore up their balance sheet have been well-received.

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund for the period ending October 31, 2020, was as follows:

	6 Months	2020 Fiscal Year/Since Inception**

Westwood SmallCap Fund – Institutional Shares (WHGSX)	9.55%	-13.90%
Westwood SmallCap Fund –A Class Shares (WHGAX)*	9.48%	-14.04%
Westwood SmallCap Fund –C Class Shares (WHGCX)	9.05%	-14.67%
Westwood SmallCap Fund –Y Class Shares (WWSYX)**	9.62%	23.46%
Russell 2000 Value Index	12.44%	-13.92%

* Without Sales Charge

** Fiscal Year or Since Inception, whichever is shorter

WHGAX and WHGCX Inception Date: 9/3/2019

WWSYX Inception Date: 3/31/20

On Nov. 2, 2020, WWSYX is converting from a Y share class to an Ultra share class.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for WHGSX, WHGAX and WHGCX and until Feb. 28, 2022 for WWSYX. In the absence of current fee waivers, total return and yield would have been reduced.

Information Technology and Financials were the top contributors to relative performance on strong stock selection and an allocation benefit in Financials from being underweight. Lattice Semiconductor rose as the company converted strong demand for their semiconductor offerings across their end markets into strong cash generation, leading to a net cash position. BJ’s Wholesale moved higher as they continued to see solid growth in both membership fee income as well as overall sales from consumers stocking up on groceries and other products. Papa John’s rose as consumers ordered more pizza for delivery during the lockdown phase of the pandemic and their digital offerings were a key differentiator versus smaller competitors. Repay Holdings gained as their end markets, such as automobile loan payments, proved more resilient during the pandemic and overall volume growth outpaced expectations. Altra Industrial has seen their automation and specialty business rebound faster than anticipated, helping drive strong cash generation and help further reduce leverage.

Consumer Discretionary and Health Care were the top detractors to relative performance on less favorable selection, with some offset from positive allocation tailwinds. Children’s Place faced several challenges during the pandemic as the resulting lockdown materially impacted their retail operations. Great Western Bancorp went through a management change resulting in some near-term pressure from writing down goodwill and reducing the dividend as the new CEO aligned the business for the future and remains optimistic the worst may be past. Berkshire Hills Bancorp faced pressure on the expense front in both occupancy and technology and their strategy to optimize their asset mix was disrupted by the pandemic. Marcus Corporation declined as their two primary lines of business — movie theaters and hotels — were clearly impacted by COVID-19, depressing their results and raising questions regarding the future outlook for both segments. Knoll saw customers put their plans on hold regarding purchasing new office furniture, with some offset from the sharp increase in home offices being furnished, as many companies sent their employees home to help slow the spread of the coronavirus

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending October 31, 2020, was as follows:

	6 Months	2020 Fiscal Year

Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	7.35%	4.59%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	7.31%	4.34%
Westwood Income Opportunity Fund – C Class Shares (WWICX)	6.80%	3.52%
Bloomberg Barclays US Aggregate Bond Index	1.27%	6.19%
S&P 500 Index	13.29%	9.71%
Blended Benchmark**	6.06%	8.25%

* Without Sales Charge

** 60% Bloomberg Barclays U.S. Aggregate Bond Index /40% S&P 500 Index

WWICX Inception Date: 9/3/2019

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021. In the absence of current fee waivers, total return and yield would have been reduced.

Strong returns were seen across fixed income as interest rates declined sharply as a result of the pandemic, with prior strength persisting for equities as well. Barrick Gold saw shares lifted by higher gold prices, as their efforts to improve efficiency in their Nevada joint-venture should continue to help improve their margin profile. Apple moved higher as they continued to see accelerating service revenues and the anticipation of the upcoming 5G iPhone launch serving as a catalyst to drive more consumers to upgrade their phones. Zimmer Biomet gained despite the transitory impact to their sales from the postponement of elective procedures out of caution regarding COVID-19 as the reopening efforts have seen demand resume. Microsoft gained as their cloud offerings remain the best hybrid solution for many corporations, with adoption accelerating as businesses transform to support more employees working from home across multiple geographies. Amazon rallied as consumers flocked to their site in order to buy a variety of goods for delivery, avoiding leaving their house during the pandemic, as well as take advantage of their other services including Prime Video.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Real Estate Investment Trusts (REITs) and Master Limited Partnerships (MLPs) were negatively impacted by the pandemic as both occupancy and outlooks for most real estate verticals took a hit as did commodity prices which weighed on energy producers. Deteriorating macroeconomic conditions weighed on Bank of New York as investors questioned the impact of lower rates on their margins as well as rising credit costs flowing through their balance sheet. AT&T declined as investors became concerned regarding their leverage profile as their media business faced pressures from the closures of theaters for their movie releases and no professional sports impacted Turner. VEREIT saw the pandemic significantly impact their tenants and future rent collections, as many of them were forced to close as lockdowns and shelter-in-place orders were enacted to stop the virus spread. Broad industry concerns given the supply/demand dynamics in the energy markets and retrenchment in activity by their customers, energy producers, continued to weigh on Williams Companies despite their continued strong fundamental performance. Vornado Realty saw investor concerns rise given their concentration of office properties in the New York City area, with virus transmission and prolonged work from home as potential headwinds for those assets weighing on shares.

Westwood High Income Fund

The performance of the Westwood High Income Fund for the period ending October 31, 2020, was as follows:

	6 Months	2020 Fiscal Year/Since Inception**

Westwood High Income Fund – Institutional Shares (WHGHX)	11.24%	7.14%
Westwood High Income Fund – A Class Shares (WSDAX)*	11.06%	7.01%
Westwood High Income Fund – C Class Shares (WWHCX)**	11.23%	18.51%
S&P 500 Index	13.29%	9.71%
Bloomberg Barclays US Aggregate Bond Index	1.27%	6.19%
Blended Benchmark***	3.66%	7.32%
ICE BofAML U.S. High Yield Index	11.08%	2.54%

* Without sales charge

** Year to Date or Since Inception, whichever is shorter.

*** 80% Bloomberg Barclays U.S. Aggregate Bond Index /20% S&P 500 Index

WWHCX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for WHGHX and WSDAX and until Feb. 28, 2022 for WWHCX.

The Westwood High Income Fund was formally known as Westwood Short Duration High Yield Fund. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019 may have differed had the fund’s current investment strategy been in effect.

Strong returns were seen across fixed income as interest rates declined sharply as a result of the pandemic, with prior strength persisting for equities as well. Nvidia has seen strength in both their data center offerings as well as their gaming products to support the ever-growing need for cloud infrastructure and entertainment for consumers stuck at home. Penn National Gaming faced pressures earlier this year but saw securities rise as optimism rose for online sports betting and their partnership with a leading online site. Amazon rallied as consumers flocked to their site in order to buy a variety of goods for delivery, avoiding leaving their house during the pandemic, as well as take advantage of their other services including Prime Video. Apple moved higher as they continued to see accelerating service revenues and the anticipation of the upcoming 5G iPhone launch serving as a catalyst to drive more consumers to upgrade their phones. The improving economic picture and potential for a vaccine in the coming year helped lift bonds of Disney, which were issued in the midst of the onset of the pandemic, given the impact to their theme park business from the shelter-in-place and reluctance of consumers to visit.

Real Estate Investment Trusts (REITs) and Master Limited Partnerships (MLPs) were negatively impacted by the pandemic as both occupancy and outlooks for most real estate verticals took a hit as did commodity prices which weighed on energy producers. Western Asset Mortgage Capital securities were pressured given rising credit concerns over their exposure to key verticals including hospitality and retail. Broad industry concerns given the supply/demand dynamics in the energy markets

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

continued to weigh on Plains All American despite their continued strong fundamental performance across their three segments. Securities of Bausch Health declined due to pressures from the pandemic on their procedure-oriented segments as well as their pharmaceutical offerings which were seeing increased usage by doctors slowing on lower office visits. Deteriorating macroeconomic conditions weighed on Truist Financial as investors questioned the impact of lower rates on their margins as well as rising credit costs flowing through their balance sheet. AT&T declined as investors became concerned regarding their leverage profile as their media business faced pressures from the closures of theaters for their movie releases and no professional sports impacted Turner.

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending October 31, 2020, was as follows:

	6 Months	2020 Fiscal Year/Since Inception**

Westwood Alternative Income Fund – Institutional Shares (WMNIX)	5.61%	6.44%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	5.65%	6.54%
Westwood Alternative Income Fund – A Class Shares (WMNAX)*/**	5.51%	7.35%
Westwood Alternative Income Fund – C Class Shares (WWACX)**	5.37%	7.21%
FTSE 1-Month Treasury Bill	0.05%	0.71%

* Without sales charge

** Year to Date or Since Inception, whichever is shorter.

WMNAX and WWACX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021 for WMNIX and WMNUX and until Feb. 28, 2022 for WMNAX and WWACX.

Prior to Nov. 1, 2019, the Westwood Alternative Income Fund was formerly known as the Westwood Market Neutral Income Fund. As of Nov. 1, 2019, the Fund began following the Sensible FeesTM framework.

The Westwood Alternative Income Fund returned 6.44% in the year ending Oct. 31, 2020. This was a strong performance on both an absolute and relative basis against the market neutral category. Of this total return, a significant portion was in the form of income distribution over the period. For comparison, the broader Morningstar Market Neutral category averaged a return of -1.29%, while the Lipper Alternative Equity Market Neutral Funds index averaged a return of -1.29% over the same period.

The exceptional volatility experienced by the markets over the first six months of the period provided a backdrop for the strong performance earned during the back half of the year. Although the Westwood Alternative Income Fund benefits from sustained upticks in volatility, the recent exceptionally high levels of volatility have been difficult for the majority of competing investments. The Fund again demonstrated its ability to protect investor capital in the risk-off environment that existed in early 2020 and participated as the market returned to a semblance of normalcy, showing the low volatility, low equity beta and uncorrelated nature of the Fund.

Short duration yield convertibles contributed to this positive performance over the past year, especially in the back half of the year as credit spreads normalized from the wide levels seen in the depths of the crisis this spring. Many of these convertibles owned in the Fund matured during the past six months, and with strong credit fundamentals underpinning these selections, it was inevitable that these valuations would recover to the benefit of investors. The same trend of tightening and par accretion was also seen in short duration bonds which will mature in the next six to 12 months, as the market grows comfortable with the ability of these companies to satisfy their near-term obligations, regardless of market or economic conditions. We continue to maintain investing discipline in this Fund strategy, as tightening spreads lead to caution in the potential risk/reward balance in lower quality credits. That said, we continue to find yield opportunities within the broad global convertibles market.

The convertible arbitrage strategy was a strong contributor to performance over the full year. During the risk-off environment in March 2020 and subsequent bounce into April 2020, the conservative management of this portion of the Fund enables the portfolio to capitalize on this period of increased volatility across the global capital markets. Additionally, the tactical delta adjustments of the individual arbitrage positions resulted in opportunities for the Fund to benefit as the markets oscillated in both

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

directions over the course of the year. The severe dislocations that existed in the convertible markets early in the year allowed for further strong performance in the last several months, as valuations normalized, and convertibles continued to benefit from the elevated volatility of the underlying equities of securities. During this period of volatility, regardless of direction, convertible arbitrage allowed for the monetization of equity moves through gamma trading. This aspect of the global convertible bond market continued to bear fruit for the strategy.

Macro (tail) hedges were a slight drag on performance over the full year, though they were additive to performance during the volatile first half of the year. Part of this Fund is to own listed derivatives to remove residual risk in the portfolio and to be prepared for idiosyncratic risk that might appear in the markets. The emergence of a global pandemic in the early part of 2020 again demonstrated the added value of these tail hedges in the overall performance of this Fund. The exceptional level of volatility provided an opportunity to monetize most of the tail hedges that had appreciated significantly and re-establish new tail hedges at more attractive valuation levels. In the second half of the year, as volatility receded and markets grinded higher, tail hedges declined in value accordingly.

The global convertible market remains an excellent source of opportunity in the current environment despite a substantial bounce in the equity markets and a central bank aided a move higher in traditional fixed income markets. The convertible market has been helped by these moves higher, but not to the degree of those other markets, thus the Fund continues to see substantial opportunities in the two main strategies — short duration yield convertibles and convertible arbitrage. Additionally, the convertible market has seen significant new issuance over the past year, thus providing even further opportunities in the current environment.

In closing, we believe the potential benefits of adding or increasing exposure to alternative investments within the context of a diversified asset allocation strategy are numerous. These alternative investments, we believe, could provide true, uncorrelated absolute return potential against a variety of market backdrops. The Westwood Alternative Income Fund seeks to continue to provide that opportunity through a disciplined approach toward generating the potential alpha in any environment. In doing so, we believe the Fund offers an integral component of a larger asset allocation strategy targeting strong risk-adjusted returns throughout market cycles.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alpha is the measure of risk adjusted performance.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Compound Annual Growth Rate is the rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits are reinvested at the end of each year of the investment’s lifespan.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Gamma is the rate of change for delta with respect to the underlying asset’s price. Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying assets.

ICE BofA U.S. High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Value Index is a broadly diversified index predominantly made up of value stocks of small U.S. companies.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR/PERIOD ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	-6.11%	4.16%	7.06%	9.77%
A Class Shares with sales charge	-9.14%	2.84%	6.16%	9.18%
A Class Shares without sales charge	-6.32%	3.90%	6.81%	9.51%
C Class Shares	16.03%†	N/A	N/A	N/A
Russell 1000 Value Index	-7.57%	1.94%	5.82%	9.48%

*

Institutional Shares commenced operations on June 28, 2006. A Class Shares commenced operations on December 31, 2007. The Russell 1000 Value Index annualized inception to date is since June 28, 2006. C Class Shares commenced operations on March 31, 2020.

†	Represents cumulative inception to date return.

N/A      Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR/PERIOD ENDED OCTOBER 31, 2020**
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	17.59%	11.94%	10.29%	11.02%
A Class Shares with sales charge	20.59†	N/A	N/A	N/A
A Class Shares without sales charge	24.30†	N/A	N/A	N/A
C Class Shares	24.30†	N/A	N/A	N/A
S&P 500 Index	12.07%	10.42%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index	3.92%	5.06%	4.08%	3.55%
60/40 Blended Benchmark Index***	8.96%	8.67%	8.89%	N/A
Russell 1000 Index	12.06%	10.63%	11.79%	13.05%

*

Institutional Shares commenced operations on October 31, 2001. A Class Shares commenced operations on March 31, 2020. C Class Shares commenced operations on March 31, 2020. The S&P 500 Index and Bloomberg Barclays US Aggregate Bond Index annualized inception to date is since February 5, 2011.

**

Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

***	60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index.

†	Represents cumulative inception to date return.

N/A - Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND (Unaudited)

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR/PERIOD ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	-5.39%	1.06%	4.11%	7.59%
Ultra Class	4.55%†	N/A	N/A	N/A
Russell 2500 Value Index	-11.92%	-2.14%	3.91%	7.84%
Russell 2500 Index	2.12%	4.54%	8.18%	10.60%

*

Institutional Shares commenced operations on December 19, 2005. Ultra Class Shares commenced operations on July 31, 2020. The Russell 2500 Value Index annualized inception to date is since December 19, 2005.

†	Represents cumulative inception to date return.

N/A      Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
(Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR/PERIOD ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	-13.90%	-2.95%	4.76%	9.79%
A Class Shares with sales charge	-16.64	N/A	N/A	N/A
A Class Shares without sales charge	-14.04	N/A	N/A	N/A
C Class Shares	-14.67	N/A	N/A	N/A
Y Class Shares	23.46†	N/A	N/A	N/A
Russell 2000 Value Index	-13.92%	-4.05%	3.71%	7.06%

*

Institutional Shares commenced operations on April 2, 2007. A Class Shares commenced operations on September 3, 2019. C Class Shares commenced operations on September 3, 2019, Y Class Shares commenced operations on March 31, 2020.

†	Represents cumulative inception to date return.

N/A - Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNAUL TOTAL RETURN* FOR YEAR/PERIOD ENDED OCTOBER 31, 2020

	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	4.59%	5.46%	5.88%	6.70%
A Class Shares with sales charge	1.21%	4.12%	4.99%	6.12%
A Class Shares without sales charge	4.34%	5.20%	5.63%	6.44%
C Class Shares	3.52%	N/A	N/A	N/A
60/40 Blended Benchmark Index**	8.25%	7.60%	7.36%	7.49%
Bloomberg Barclays US Aggregate Bond Index	6.19%	5.06%	4.08%	3.55%
S&P 500 Index	9.71%	10.42%	11.71%	13.01%

*

Institutional Shares commenced operations on December 19, 2005. A Class Shares commenced operations on December 31, 2007. C Class Shares commenced operations on September 3, 2019. The S&P 500 Index and Bloomberg Barclays US Aggregate Bond Index annualized inception to date is since December 19, 2005.

**	60% Bloomberg Barclays US Aggregate Bond Index and 40% S&P 500 Index.

N/A – Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
(Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR/PERIOD ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	7.14%	5.08%	5.05%	4.02%
A Class Shares with sales charge	3.77%	3.86%	4.21%	3.28%
A Class Shares without sales charge	7.01%	4.93%	4.86%	3.71%
C Class Shares	18.51%†	N/A	N/A	N/A
S&P 500 Index	9.71%	10.42%	11.71%	13.80%
Bloomberg Barclays US Aggregate Bond Index	6.19%	5.06%	4.08%	3.35%
80/20 Blended Benchmark Index**	7.32%	6.39%	5.76%	5.52%
ICE BofAML U.S. High Yield Index	2.54%	3.86%	6.14%	6.32%

*

Institutional Shares commenced operations on December 28, 2011. A Class commenced operations June 28, 2013. C Class Shares commenced operations on March 31, 2020. The Bloomberg Barclays U.S. Aggregate Bond Index and S&P 500 Index annualized inception to date is since December 28, 2011.

**	80% Bloomberg Barclays US Aggregate Bond Index and 20% S&P 500 Index.

†	Represents cumulative inception to date return.

N/A - Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE
INCOME FUND (Unaudited)

Growth of a $20,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR/PERIOD ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	6.44%	3.91%	3.50%	3.43%
Ultra Shares	6.54%	3.99%	3.60%	3.53%
A Class Shares with sales charge	4.15%†	N/A	N/A	N/A
A Class Shares without sales charge	7.35% †	N/A	N/A	N/A
C Class Shares	7.21%†	N/A	N/A	N/A
FTSE 1-Month Treasury Bill Index	0.71%	1.54%	1.09%	0.99%

*

Institutional Shares commenced operations on May 1, 2015. Ultra Shares commenced operations on May 1, 2015. A Class Shares and C Class Shares commenced operations on March 31, 2020. FTSE 1-Month Treasury Bill Index annualized inception to date is since May 1, 2015.

†	Represents cumulative inception to date return.

N/A Not applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Ultra Shares. Performance for Institutional Shares would vary due to differences in fee structures. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND
OCTOBER 31, 2020

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.5%

	Shares	Value
COMMUNICATION SERVICES — 11.1%
Activision Blizzard	42,786	$3,240,184
Alphabet, Cl A *	2,368	3,826,949
Liberty Broadband, Cl C *	37,641	5,334,106
T-Mobile US *	31,944	3,500,104
Walt Disney *	28,578	3,465,082

		19,366,425

CONSUMER DISCRETIONARY — 4.5%
Home Depot	14,620	3,899,300
McDonald’s	18,574	3,956,262

		7,855,562

CONSUMER STAPLES — 11.5%
Church & Dwight	37,172	3,285,633
Colgate-Palmolive	59,066	4,659,717
Hormel Foods	72,357	3,523,062
PepsiCo	30,892	4,117,595
Walmart	32,468	4,504,935

		20,090,942

ENERGY — 2.0%
ConocoPhillips	62,607	1,791,813
EOG Resources	49,055	1,679,643

		3,471,456

FINANCIALS — 12.1%
American International Group	116,947	3,682,661
Assurant	28,695	3,568,797
Bank of America	146,596	3,474,325
Charles Schwab	97,091	3,991,411
JPMorgan Chase	65,778	6,448,875

		21,166,069

HEALTH CARE — 15.9%
Abbott Laboratories	50,627	5,321,404
Becton Dickinson	18,094	4,182,066
CVS Health	92,037	5,162,355
Johnson & Johnson	37,380	5,125,172
Medtronic PLC	42,791	4,303,491

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
UnitedHealth Group	11,777	$3,593,634

		27,688,122

INDUSTRIALS — 13.1%
Eaton PLC	39,622	4,112,367
Equifax	22,054	3,012,576
Fortive	53,003	3,264,985
Honeywell International	21,767	3,590,467
L3Harris Technologies	19,023	3,064,796
Union Pacific	23,643	4,189,303
Westinghouse Air Brake Technologies	27,528	1,632,410

		22,866,904

INFORMATION TECHNOLOGY — 16.2%
Apple	29,236	3,182,631
CACI International, Cl A *	16,209	3,380,063
Cisco Systems	112,651	4,044,171
Micron Technology *	54,537	2,745,393
Microsoft	16,572	3,355,333
Motorola Solutions	22,365	3,535,012
Texas Instruments	32,239	4,661,437
Visa, Cl A	18,406	3,344,554

		28,248,594

REAL ESTATE — 4.6%
Prologis ‡	37,521	3,722,083
Public Storage ‡	19,085	4,371,801

		8,093,884

UTILITIES — 6.5%
DTE Energy	28,690	3,540,920
Nextera Energy	52,448	3,839,718
WEC Energy Group	39,548	3,976,551

		11,357,189

Total Common Stock

(Cost $131,475,420)		170,205,147

SHORT-TERM INVESTMENT — 1.3%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $2,206,057)	2,206,057	2,206,057

Total Investments — 98.8%

(Cost $133,681,477)		$172,411,204

Percentages are based on Net Assets of $174,492,107.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

Cl — Class

PLC— Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE
FUND
OCTOBER 31, 2020

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2020

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 42.9%

	Shares	Value

COMMUNICATION SERVICES — 4.5%
Alphabet, Cl A *	1,441	$2,328,815
Walt Disney	12,918	1,566,307

		3,895,122

CONSUMER DISCRETIONARY — 5.2%
Amazon.com *	479	1,454,316
Home Depot	3,179	847,871
Lennar, Cl A	13,015	914,043
McDonald’s	5,798	1,234,974

		4,451,204

CONSUMER STAPLES — 3.2%
Colgate-Palmolive	14,323	1,129,941
McCormick	4,149	748,936
PepsiCo	6,634	884,246

		2,763,123

FINANCIALS — 4.0%
Bank of America	57,860	1,371,282
Chubb	5,018	651,888
JPMorgan Chase	10,123	992,459
Wells Fargo	21,433	459,738

		3,475,367

HEALTH CARE — 2.8%
Gilead Sciences	17,003	988,724
Johnson & Johnson	4,061	556,804
Medtronic PLC	8,665	871,439

		2,416,967

INDUSTRIALS — 1.0%
Honeywell International	5,220	861,039

INFORMATION TECHNOLOGY — 12.3%
Amphenol, Cl A	6,077	685,729
Apple	31,160	3,392,078
First Solar *	19,390	1,687,803
Microsoft	9,262	1,875,277

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Motorola Solutions	3,567	$563,800
PayPal Holdings *	12,647	2,353,986

		10,558,673

MATERIALS — 3.9%
Newmont	31,484	1,978,455
Sherwin-Williams	2,022	1,391,096

		3,369,551

REAL ESTATE — 2.6%
Alexandria Real Estate Equities ‡	6,946	1,052,458
Public Storage ‡	5,195	1,190,019

		2,242,477

UTILITIES — 3.4%
CMS Energy	10,471	663,128
NextEra Energy Partners	20,808	1,306,742
WEC Energy Group	9,289	934,009

		2,903,879

Total Common Stock (Cost $31,253,543)		36,937,402

CONVERTIBLE BONDS —28.2%

	Face Amount
CONSUMER DISCRETIONARY — 4.5%

Dick’s Sporting Goods
3.250%, 04/15/25 (A)	$850,000	1,519,906

National Vision Holdings
2.500%, 05/15/25 (A)	775,000	1,138,952

Nice
0.000%, 09/15/25 (A) (B)	1,200,000	1,221,824

		3,880,682

HEALTH CARE — 4.4%

CONMED
2.625%, 02/01/24	700,000	796,783

Exact Sciences
0.375%, 03/15/27	1,000,000	1,312,500

Teladoc Health
1.250%, 06/01/27 (A)	1,450,000	1,688,195

		3,797,478

INDUSTRIALS — 0.8%

Southwest Airlines
1.250%, 05/01/25	520,000	699,400

INFORMATION TECHNOLOGY — 15.3%

Akamai Technologies
0.125%, 05/01/25	1,200,000	1,401,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2020

CONVERTIBLE BONDS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued

Atlassian
0.625%, 05/01/23	$325,000	$763,197

Cloudflare
0.750%, 05/15/25 (A)	395,000	622,980

Coupa Software
0.375%, 06/15/26 (A)	725,000	841,504

Datadog
0.125%, 06/15/25 (A)	700,000	874,720

FireEye
1.625%, 06/01/35	2,000,000	1,950,158

J2 Global
1.750%, 11/01/26 (A)	1,022,000	914,163

Medallia
0.125%, 09/15/25 (A)	870,000	894,080

MongoDB
0.250%, 01/15/26 (A)	1,000,000	1,298,378

SolarEdge Technologies
0.000%, 09/15/25 (A) (B)	900,000	1,105,650

Splunk
1.125%, 06/15/27 (A)	1,100,000	1,210,708

Workday
0.250%, 10/01/22	875,000	1,315,447

		13,192,735

MATERIALS — 3.2%

Livent
4.125%, 07/15/25 (A)	960,000	1,392,600

SSR Mining
2.500%, 04/01/39	1,000,000	1,313,125

		2,705,725

Total Convertible Bonds

(Cost $20,770,050)		24,276,020

CORPORATE OBLIGATIONS —18.7%

CONSUMER DISCRETIONARY — 3.2%

Darden Restaurants
4.550%, 02/15/48	690,000	701,265

Ford Motor
9.000%, 04/22/25	1,000,000	1,178,395

Ford Motor Credit
5.125%, 06/16/25	185,000	192,823
4.271%, 01/09/27	485,000	484,394

Marriott International
4.625%, 06/15/30	167,000	178,200

		2,735,077

CONSUMER STAPLES — 0.1%

PepsiCo
2.750%, 03/19/30	67,000	74,501

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — 7.7%

Aircastle
5.250%, 08/11/25 (A)	$510,000	$506,107

Apollo Management Holdings
2.650%, 06/05/30 (A)	446,000	442,333

Ares Capital
3.875%, 01/15/26	1,625,000	1,665,523

Bank of America MTN
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/29	470,000	551,876

Bank of New York Mellon MTN
1.600%, 04/24/25	1,000,000	1,034,960

HSBC Holdings
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/26	208,000	212,419
KKR Group Finance VI
3.750%, 07/01/29 (A)	345,000	392,799

Northern Trust
3.150%, 05/03/29	800,000	902,693

Truist Financial MTN
2.500%, 08/01/24	400,000	426,230

USAA Capital
2.125%, 05/01/30 (A)	500,000	520,700

		6,655,640

HEALTH CARE — 2.7%

Bristol-Myers Squibb
3.200%, 06/15/26	800,000	895,508

CVS Health
2.125%, 06/01/21	1,000,000	1,008,663

Royalty Pharma
3.550%, 09/02/50 (A)	243,000	232,612

Takeda Pharmaceutical
3.175%, 07/09/50	216,000	219,376

		2,356,159

INDUSTRIALS — 1.6%

AP Moller - Maersk
4.500%, 06/20/29 (A)	600,000	675,908

Delta Air Lines
7.375%, 01/15/26	195,000	201,825

Southwest Airlines
5.250%, 05/04/25	422,000	468,012

		1,345,745

INFORMATION TECHNOLOGY — 0.8%

Oracle
2.500%, 04/01/25	600,000	641,828

MATERIALS — 1.0%

Cabot
4.000%, 07/01/29	395,000	416,394

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued

FMC
4.500%, 10/01/49	$366,000	$441,310

		857,704

REAL ESTATE — 1.6%

Iron Mountain
5.000%, 07/15/28 (A)	730,000	745,206

Service Properties Trust
5.000%, 08/15/22	516,000	509,550

Simon Property Group
3.800%, 07/15/50	148,000	145,831

		1,400,587

Total Corporate Obligations

(Cost $15,279,122)		16,067,241

U.S. TREASURY OBLIGATIONS —4.3%

U.S. Treasury Bond
1.250%, 05/15/50	900,000	817,593

U.S. Treasury Notes
1.750%, 07/31/24	455,000	480,096
0.500%, 03/31/25	1,200,000	1,209,047
0.250%, 04/15/23	1,200,000	1,202,297

		2,891,440

Total U.S. Treasury Obligations

(Cost $3,721,913)		3,709,033

PREFERRED STOCK — 4.1%

	Shares

COMMUNICATION SERVICES — 0.4%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	350	364,560

HEALTH CARE — 0.9%
Boston Scientific, 5.500%	7,310	757,170

INDUSTRIALS — 0.7%
Stanley Black & Decker, 10.000% *	505	604,990

INFORMATION TECHNOLOGY — 1.0%
Broadcom, 8.000% *	712	847,273

UTILITIES — 1.1%
American Electric Power, 6.125%	17,500	936,950

Total Preferred Stock

(Cost $3,312,646)		3,510,943

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS —1.9%

	Face Amount	Value
FHLMC
3.000%, 04/01/50	$1,524,225	$1,591,471

Total U.S. Government Agency Mortgage-Backed Obligations

(Cost $1,610,439)		1,591,471

SHORT-TERM INVESTMENT — 0.4%

	Shares
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (C) (Cost $376,427)	376,427	376,427

Total Investments — 100.5%

(Cost $76,324,140)		$86,468,537

Percentages are based upon Net Assets of $86,040,351.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2020 was $18,603,885 and represents 21.6% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	The rate reported is the 7-day effective yield as of October 31, 2020.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2020 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$36,937,402	$—	$—	$36,937,402
Convertible Bonds	—	24,276,020	—	24,276,020
Corporate Obligations	—	16,067,241	—	16,067,241
U.S. Treasury Obligations	—	3,709,033	—	3,709,033
Preferred Stock	3,510,943	—	—	3,510,943
U.S. Government Agency Mortgage- Backed Obligation	—	1,591,471	—	1,591,471
Short-Term Investment	376,427	—	—	376,427

Total Investments in Securities	$40,824,772	$45,643,765	$—	$86,468,537

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2020

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2020

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.6%

	Shares	Value

COMMUNICATION SERVICES — 0.7%
Cable One	681	$1,179,397

CONSUMER DISCRETIONARY — 8.8%
1-800-Flowers.com, Cl A *	61,380	1,217,165
Bloomin’ Brands *	170,627	2,385,365
Carter’s *	36,689	2,988,319
Columbia Sportswear *	21,500	1,603,685
Papa John’s International	22,490	1,722,734
Sonic Automotive, Cl A	83,985	3,028,499
Williams-Sonoma	19,445	1,773,579

		14,719,346

CONSUMER STAPLES — 4.9%
J & J Snack Foods	25,296	3,429,379
Lamb Weston Holdings	24,700	1,567,215
Nomad Foods *	132,710	3,218,217

		8,214,811

ENERGY — 1.3%
Parsley Energy, Cl A	217,168	2,173,852

FINANCIALS — 24.0%
Ares Management, Cl A	83,170	3,518,091
Argo Group International Holdings	27,850	993,688
Assurant	31,290	3,891,537
BOK Financial	70,262	4,127,190
Everest Re Group	16,850	3,320,798
First Hawaiian	251,906	4,347,898
Houlihan Lokey, Cl A	54,199	3,398,277
MGIC Investment	266,580	2,681,795
Moelis, Cl A	67,119	2,496,827
South State	61,553	3,779,354
TCF Financial	120,920	3,290,233
White Mountains Insurance Group	4,579	4,159,243

		40,004,931

HEALTH CARE — 7.4%
Envista Holdings *	62,661	1,655,503
Hill-Rom Holdings	17,203	1,566,677

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Integra LifeSciences Holdings *	5,900	$260,190
Merit Medical Systems *	85,674	4,287,984
PerkinElmer	21,023	2,723,530
STERIS PLC	9,935	1,760,383

		12,254,267

INDUSTRIALS — 15.3%
BMC Stock Holdings *	43,455	1,720,384
Curtiss-Wright	35,030	2,955,131
Hubbell, Cl B	23,560	3,428,216
Huntington Ingalls Industries	13,494	1,990,095
IAA *	60,146	3,403,662
KAR Auction Services *	214,457	3,122,494
Knight-Swift Transportation Holdings, Cl A	45,949	1,745,602
MSC Industrial Direct, Cl A	52,032	3,624,549
Pentair PLC	36,092	1,795,938
Woodward	20,410	1,623,615

		25,409,686

INFORMATION TECHNOLOGY — 8.1%
Amdocs	39,185	2,209,250
CACI International, Cl A *	14,099	2,940,065
Genpact	44,716	1,536,889
Monolithic Power Systems	4,549	1,453,860
Sabre *	187,437	1,222,089
Science Applications International	20,710	1,581,623
Viavi Solutions *	208,425	2,574,049

		13,517,825

MATERIALS — 8.7%
Albemarle	37,508	3,496,121
Eagle Materials *	28,920	2,465,430
Huntsman	142,245	3,455,131
RPM International	22,075	1,869,090
Westrock	85,035	3,193,064

		14,478,836

REAL ESTATE — 10.2%
Alexander & Baldwin *‡	48,943	628,917
Americold Realty Trust ‡	97,285	3,524,636
Life Storage ‡	40,826	4,660,288
Physicians Realty Trust ‡	222,178	3,745,921
STAG Industrial ‡	141,134	4,392,090

		16,951,852

UTILITIES — 7.2%
Alliant Energy	86,465	4,779,785
Avista	74,353	2,470,007
IDACORP	52,995	4,649,252

		11,899,044

Total Common Stock

(Cost $140,032,700)		160,803,847

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2020

SHORT-TERM INVESTMENT — 2.5%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $4,121,727)	4,121,727	$4,121,727

Total Investments — 99.1%

(Cost $144,154,427)		$164,925,574

Percentages are based upon Net Assets of $166,421,734.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

Cl — Class

PLC — Public Limited Company

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
OCTOBER 31, 2020

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%

	Shares	Value

CONSUMER DISCRETIONARY — 12.6%
1-800-Flowers.com, Cl A *	319,352	$6,332,750
Bloomin’ Brands *	706,720	9,879,946
Callaway Golf *	512,066	7,931,902
Century Communities *	254,075	9,868,273
Monro	241,305	10,149,288
Oxford Industries	235,807	9,708,174
Papa John’s International	135,144	10,352,030

		64,222,363

CONSUMER STAPLES — 6.1%
Central Garden & Pet, Cl A *	291,770	10,325,740
Hostess Brands, Cl A *	834,937	10,553,604
J & J Snack Foods	74,024	10,035,434

		30,914,778

ENERGY — 1.1%
PDC Energy *	474,921	5,661,058

FINANCIALS — 23.4%
Argo Group International Holdings	280,290	10,000,747
Columbia Banking System	186,922	5,310,454
Great Western Bancorp	728,820	9,467,372
Hilltop Holdings	512,855	11,698,223
International Bancshares	184,286	5,101,036
James River Group Holdings	220,698	10,313,217
Mercury General	120,391	4,901,118
Moelis, Cl A	268,519	9,988,907
Piper Sandler	126,582	10,563,268
Provident Financial Services	381,977	5,183,428
Renasant	378,285	10,784,905
Sandy Spring Bancorp	399,408	10,124,993
Trustmark	243,217	5,688,846
Washington Federal	481,347	10,247,878

		119,374,392

HEALTH CARE — 6.9%
CONMED	128,343	10,006,904
Magellan Health *	140,343	10,142,589
Merit Medical Systems *	195,492	9,784,374
Patterson	210,986	5,248,277

		35,182,144

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — 16.5%
Alamo Group	43,832	$5,274,305
Altra Industrial Motion	259,227	11,084,546
Columbus McKinnon	143,243	4,854,505
Comfort Systems USA	228,736	10,476,109
Federal Signal	363,747	10,432,264
Kaman	213,433	8,464,753
Knoll	735,845	8,432,784
Moog, Cl A	159,904	9,976,410
UFP Industries	208,587	10,410,577
UniFirst	31,134	5,100,060

		84,506,313

INFORMATION TECHNOLOGY — 9.3%
Amkor Technology	943,822	11,184,291
Lattice Semiconductor *	309,379	10,797,327
Novanta *	47,875	5,204,970
Repay Holdings, Cl A *	444,658	10,018,145
Viavi Solutions *	842,331	10,402,788

		47,607,521

MATERIALS — 5.1%
Avient	324,035	10,067,768
Innospec	100,316	6,634,900
Stepan	81,521	9,492,305

		26,194,973

REAL ESTATE — 9.3%
Columbia Property Trust ‡	620,033	6,559,949
Easterly Government Properties ‡	484,223	10,120,261
National Storage Affiliates Trust ‡	301,618	10,221,834
PotlatchDeltic ‡	247,590	10,287,364
Summit Hotel Properties *‡	928,248	4,901,149
Terreno Realty ‡	96,195	5,413,855

		47,504,412

UTILITIES — 8.2%
Avista	308,050	10,233,421
NorthWestern	208,358	10,861,703
PNM Resources	211,019	10,550,950
South Jersey Industries	525,653	10,129,333

		41,775,407

Total Common Stock
(Cost $486,281,680)		502,943,361

SHORT-TERM INVESTMENT — 3.0%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $15,555,522)	15,555,522	15,555,522

Total Investments — 101.5% (Cost $501,837,202)		$518,498,883

Percentages are based upon Net Assets of $510,871,413.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
OCTOBER 31, 2020

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
OCTOBER 31, 2020

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 40.6%

	Shares	Value

COMMUNICATION SERVICES — 2.3%
Alphabet, Cl C *	5,616	$9,103,592
Electronic Arts *	60,195	7,213,167

		16,316,759

CONSUMER DISCRETIONARY — 8.9%
Alibaba Group Holding ADR *	21,887	6,668,750
Amazon.com *	4,458	13,535,157
Home Depot	43,925	11,715,237
Lennar, Cl A	167,686	11,776,588
McDonald’s	35,919	7,650,747
Toll Brothers	283,663	11,993,271

		63,339,750

CONSUMER STAPLES — 2.6%
Colgate-Palmolive	117,578	9,275,728
PepsiCo	72,424	9,653,395

		18,929,123

ENERGY — 1.8%
Baker Hughes, Cl A	540,519	7,983,466
Energy Transfer	556,331	2,865,105
Enterprise Products Partners LP (A)	100,436	1,664,224

		12,512,795

FINANCIALS — 3.7%
Bank of America	217,996	5,166,505
Charles Schwab	191,424	7,869,441
JPMorgan Chase	64,071	6,281,521
Zions Bancorp	222,370	7,175,880

		26,493,347

HEALTH CARE — 4.8%
Becton Dickinson	30,043	6,943,839
Gilead Sciences	116,705	6,786,396
Medtronic PLC	92,905	9,343,456
Zimmer Biomet Holdings	82,823	10,940,918

		34,014,609

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — 3.0%
Honeywell International	53,559	$8,834,557
Norfolk Southern	27,299	5,708,767
Republic Services, Cl A	76,760	6,767,929

		21,311,253

INFORMATION TECHNOLOGY — 6.4%
Apple	153,242	16,681,924
Microchip Technology	74,922	7,872,804
Microsoft	69,459	14,063,364
Visa, Cl A	40,712	7,397,777

		46,015,869

MATERIALS — 4.3%
Albemarle	62,897	5,862,629
Barrick Gold	649,973	17,373,778
Freeport-McMoRan *	449,781	7,799,203

		31,035,610

REAL ESTATE — 2.8%
Alexandria Real Estate Equities‡	32,059	4,857,580
Physicians Realty Trust ‡	417,096	7,032,238
Public Storage ‡	37,018	8,479,713

		20,369,531

Total Common Stock (Cost $236,330,040)		290,338,646

CORPORATE OBLIGATIONS —28.3%

	Face Amount

COMMUNICATION SERVICES — 1.8%

Activision Blizzard
2.500%, 09/15/50	$371,000	334,205

AT&T
3.300%, 02/01/52	6,015,000	5,509,002

Vodafone Group
4.875%, 06/19/49	5,775,000	7,146,808

		12,990,015

CONSUMER DISCRETIONARY — 6.4%

Anheuser-Busch InBev Worldwide
5.550%, 01/23/49	5,025,000	6,776,418

Carnival
11.500%, 04/01/23 (B)	235,000	258,110

Dollar General
3.500%, 04/03/30	6,542,000	7,425,119

Ford Motor
8.500%, 04/21/23	425,000	469,094

Ford Motor Credit
4.271%, 01/09/27	10,215,000	10,202,231

Genuine Parts
1.875%, 11/01/30	400,000	391,627

Home Depot
2.950%, 06/15/29	7,844,000	8,823,243

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Marriott International
4.625%, 06/15/30	$1,623,000	$1,731,851

Ross Stores
4.600%, 04/15/25	6,245,000	7,210,377

Tractor Supply
1.750%, 11/01/30	785,000	771,596

Whirlpool
4.600%, 05/15/50	1,211,000	1,499,504

		45,559,170

CONSUMER STAPLES — 0.4%

Smithfield Foods
3.000%, 10/15/30 (B)	2,873,000	2,927,099

ENERGY — 1.1%

BP Capital Markets America
3.543%, 04/06/27	4,269,000	4,737,580

Gray Oak Pipeline
3.450%, 10/15/27 (B)	431,000	436,998

MPLX
2.650%, 08/15/30	747,000	718,882

Schlumberger Finance Canada
1.400%, 09/17/25	1,027,000	1,040,676

Transcontinental Gas Pipe Line
3.250%, 05/15/30 (B)	915,000	979,543

		7,913,679

FINANCIALS — 5.5%

Aircastle
5.250%, 08/11/25 (B)	4,320,000	4,287,019

Ally Financial
1.450%, 10/02/23	392,000	395,334

Apollo Management Holdings
2.650%, 06/05/30 (B)	4,140,000	4,105,964

Bank of America MTN
2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	5,391,000	5,693,713

Berkshire Hathaway Finance
2.850%, 10/15/50	1,956,000	1,992,637

Capital One Financial
2.600%, 05/11/23	1,260,000	1,320,366

HSBC Holdings
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/26	1,999,000	2,041,475

National Securities Clearing
1.200%, 04/23/23 (B)	4,638,000	4,726,414

Nomura Holdings
2.679%, 07/16/30	250,000	255,409

Truist Financial MTN
2.500%, 08/01/24	13,500,000	14,385,265

		39,203,596

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — 2.8%

Amgen
3.150%, 02/21/40	$8,608,000	$9,052,787

Bristol-Myers Squibb
3.200%, 06/15/26	5,776,000	6,465,570

Gilead Sciences
1.650%, 10/01/30	759,000	748,009

Royalty Pharma
3.550%, 09/02/50 (B)	1,965,000	1,881,000

Takeda Pharmaceutical
3.175%, 07/09/50	1,883,000	1,912,427

		20,059,793

INDUSTRIALS — 3.5%

AerCap Ireland Capital DAC
6.500%, 07/15/25	1,184,000	1,304,473

Delta Air Lines
7.375%, 01/15/26	1,035,000	1,071,225

Flowserve
3.500%, 10/01/30	1,916,000	1,908,623

GE Capital Funding
3.450%, 05/15/25 (B)	6,863,000	7,336,303

Southwest Airlines
5.250%, 05/04/25	3,617,000	4,011,371

Waste Management
4.150%, 07/15/49	7,117,000	9,011,909

		24,643,904

INFORMATION TECHNOLOGY — 5.9%

Citrix Systems
3.300%, 03/01/30	16,800,000	17,731,752

Dell International
8.350%, 07/15/46 (B)	8,165,000	11,146,720

International Business Machines
3.500%, 05/15/29	7,331,000	8,380,842

Microchip Technology
2.670%, 09/01/23 (B)	1,299,000	1,347,940

VMware
4.700%, 05/15/30	2,988,000	3,526,537

		42,133,791

MATERIALS — 0.6%

FMC
4.500%, 10/01/49	3,832,000	4,620,491

REAL ESTATE — 0.3%
Realty Income
3.250%, 01/15/31	205,000	224,240

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — continued
Simon Property Group
3.800%, 07/15/50	$1,892,000	$1,864,269

		2,088,509

Total Corporate Obligations

(Cost $188,127,300)		202,140,047

PREFERRED STOCK — 13.6%

	Shares
COMMUNICATION SERVICES — 2.7%
2020 Cash Mandatory Exchangeable
Trust, 5.250% (B)	13,510	14,072,016
2020 Mandatory Exchangeable Trust,
6.500% * (B)	3,465	5,048,505

		19,120,521

FINANCIALS — 6.2%
Charles Schwab, 5.375% , VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%	826,000	903,892
Citigroup, 5.900% , VAR ICE LIBOR USD 3 Month+4.230%	4,910,000	5,086,809
Goldman Sachs Group, 4.165% , VAR ICE LIBOR USD 3 Month+3.922%	6,923,000	6,819,155
KKR, 6.000%	88,625	4,612,045
Morgan Stanley, 3.847% , VAR ICE LIBOR USD 3 Month+3.610%	5,472,000	5,266,595
Truist Financial, 5.050% , VAR ICE LIBOR USD 3 Month+3.102%	5,627,000	5,512,209
US Bancorp, 5.125% , VAR ICE LIBOR USD 3 Month+3.486%	3,357,000	3,336,019
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month+0.600%	314,947	7,161,895
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	220,371	5,705,405

		44,404,024

HEALTH CARE — 1.0%
Boston Scientific, 5.500%	70,475	7,299,801

INDUSTRIALS — 1.6%
Fortive, 5.000% *	7,825	7,145,115
Stanley Black & Decker, 10.000% *	3,460	4,145,080

		11,290,195

UTILITIES — 2.1%
American Electric Power, 6.125%	150,650	8,065,801
Southern, 4.950%	277,045	7,308,447

		15,374,248

Total Preferred Stock

(Cost $94,784,500)		97,488,789

U.S. TREASURY OBLIGATIONS —9.1%

	Face Amount

U.S. Treasury Bond
1.375%, 08/15/50	$14,375,000	13,490,039

U.S. Treasury Inflation Indexed Bonds
0.875%, 01/15/29	17,504,437	20,172,496

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
0.250%, 07/15/29	$16,298,565	$18,032,834
0.125%, 07/15/24	12,643,092	13,294,755

Total U.S. Treasury Obligations

(Cost $60,996,109)		64,990,124

CONVERTIBLE BONDS —4.9%

HEALTH CARE — 1.6%

Exact Sciences
0.375%, 03/15/27	6,695,000	8,787,187

Teva Pharmaceutical Finance
0.250%, 02/01/26	2,825,000	2,774,222

		11,561,409

INDUSTRIALS — 0.6%

Southwest Airlines
1.250%, 05/01/25	3,420,000	4,599,900

INFORMATION TECHNOLOGY — 2.7%

Akamai Technologies
0.125%, 05/01/25	5,884,000	6,873,247

Medallia
0.125%, 09/15/25 (B)	3,735,000	3,838,376

SolarEdge Technologies
0.000%, 09/15/25 (B) (C)	2,865,000	3,519,653

Splunk
1.125%, 06/15/27 (B)	4,480,000	4,930,885

		19,162,161

Total Convertible Bonds

(Cost $30,933,770)		35,323,470

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS —2.2%

FHLMC
3.000%, 03/01/50	4,090,374	4,270,306
3.000%, 04/01/50	6,317,067	6,595,762

FNMA
3.500%, 07/01/49	4,430,513	4,672,234

Total U.S. Government Agency Mortgage-Backed Obligations

(Cost $15,243,574)		15,538,302

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2020

SHORT-TERM INVESTMENTS — 0.3%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (D) (Cost $2,411,586)	2,411,586	$2,411,586

Total Investments — 99.0%

(Cost $628,826,879)		$708,230,964

Percentages are based upon Net Assets of $715,115,778.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Security is a Master Limited Partnership. At October 31, 2020, such securities amounted to $1,664,225, or 0.2% of the net assets of the Fund (See Note 2).
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2020 was $70,842,545 and represents 9.9% of Net Assets.

(C)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(D)	The rate reported is the 7-day effective yield as of October 31, 2020.

ADR — American Depository Receipt

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2020 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$290,338,646	$—	$—	$290,338,646
Corporate
Obligations	—	202,140,047	—	202,140,047

Preferred Stock	97,488,789	—	—	97,488,789

U.S. Treasury
Obligations	—	64,990,124	—	64,990,124

Convertible Bonds	—	35,323,470	—	35,323,470
U.S. Government Agency Mortgage- Backed Obligations	—	15,538,302	—	15,538,302

Short-Term
Investment	2,411,586	—	—	2,411,586

Total Investments in Securities	$390,239,021	$317,991,943	$—	$708,230,964

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2020

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS —66.0%

	Face Amount	Value

COMMUNICATION SERVICES — 5.8%

CCO Holdings
5.000%, 02/01/28 (A)	$1,260,000	$1,323,630

CenturyLink
7.600%, 09/15/39	625,000	703,125

T-Mobile USA
2.550%, 02/15/31 (A)	1,000,000	1,019,100

Zayo Group Holdings
4.000%, 03/01/27 (A)	1,215,000	1,192,517

		4,238,372

CONSUMER DISCRETIONARY — 13.1%

Caesars Entertainment
6.250%, 07/01/25 (A)	1,100,000	1,126,805

Darden Restaurants
4.550%, 02/15/48	790,000	802,897

Dollar General
3.500%, 04/03/30	690,000	783,145

Ford Motor Credit
5.125%, 06/16/25	200,000	208,458
4.271%, 01/09/27	1,000,000	998,750

G-III Apparel Group
7.875%, 08/15/25 (A)	1,000,000	1,012,500

Hyatt Hotels
5.750%, 04/23/30	750,000	847,416

Macy’s
8.375%, 06/15/25 (A)	1,275,000	1,331,227

MGM Resorts International
6.000%, 03/15/23	330,000	342,375

New Albertsons
7.750%, 06/15/26	410,000	453,050

Royal Caribbean Cruises
9.125%, 06/15/23 (A)	950,000	989,187

Wynn Las Vegas
4.250%, 05/30/23 (A)	755,000	720,081

		9,615,891

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES — 3.8%

B&G Foods
5.250%, 09/15/27	$630,000	$652,050

Keurig Dr Pepper
3.200%, 05/01/30	607,000	677,045

Performance Food Group
5.500%, 06/01/24 (A)	390,000	391,950

Pilgrim’s Pride
5.750%, 03/15/25 (A)	345,000	353,194

Vector Group
6.125%, 02/01/25 (A)	725,000	723,187

		2,797,426

ENERGY — 4.8%

Crestwood Midstream Partners
6.250%, 04/01/23	200,000	193,861

Equities
7.875%, 02/01/25	1,350,000	1,501,875

Occidental Petroleum
3.500%, 08/15/29	1,175,000	847,716

Plains All American Pipeline
3.800%, 09/15/30	475,000	459,163

Summit Midstream Holdings
5.750%, 04/15/25	850,000	550,375

		3,552,990

FINANCIALS — 5.7%

Aircastle
5.250%, 08/11/25 (A)	435,000	431,679

Ally Financial
1.450%, 10/02/23	42,000	42,357

Apollo Management Holdings
2.650%, 06/05/30 (A)	433,000	429,440

Ares Capital
3.875%, 01/15/26	2,125,000	2,177,992

Bank of America MTN
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/29	605,000	710,394

HSBC Holdings
4.950%, 03/31/30	300,000	365,142

		4,157,004

HEALTH CARE — 8.4%

Amgen
3.150%, 02/21/40	823,000	865,525
2.450%, 02/21/30	760,000	801,060

CHS
6.625%, 02/15/25 (A)	1,750,000	1,706,600

Danaher
2.600%, 10/01/50	1,145,000	1,138,623

Emergent BioSolutions
3.875%, 08/15/28 (A)	700,000	703,500

Royalty Pharma
3.550%, 09/02/50 (A)	760,000	727,512

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued

Takeda Pharmaceutical
3.175%, 07/09/50	$243,000	$246,798

		6,189,618

INDUSTRIALS — 3.0%

AerCap Ireland Capital DAC
6.500%, 07/15/25	700,000	771,225

Delta Air Lines
7.375%, 01/15/26	340,000	351,900

Southwest Airlines
5.250%, 05/04/25	708,000	785,195

Spirit Loyalty Cayman
8.000%, 09/20/25 (A)	250,000	265,000

		2,173,320

INFORMATION TECHNOLOGY — 11.5%

Citrix Systems
3.300%, 03/01/30	825,000	870,756

CommScope
6.000%, 03/01/26 (A)	1,190,000	1,234,625

Dell
7.100%, 04/15/28	640,000	810,800

Dell International
8.350%, 07/15/46 (A)	1,150,000	1,569,961

Oracle
2.950%, 04/01/30	1,425,000	1,568,796

Sotheby’s
7.375%, 10/15/27 (A)	1,225,000	1,249,500

VMware
4.650%, 05/15/27	957,000	1,109,316

		8,413,754

MATERIALS — 2.5%

Axalta Coating Systems
4.750%, 06/15/27 (A)	700,000	733,250

Cleveland-Cliffs
6.750%, 03/15/26 (A)	700,000	735,000

Kraton Polymers
7.000%, 04/15/25 (A)	325,000	335,156

		1,803,406

REAL ESTATE — 5.9%

Brixmor Operating Partnership
4.050%, 07/01/30	475,000	513,382

GEO Group
5.125%, 04/01/23	890,000	716,450

Host Hotels & Resorts
3.500%, 09/15/30	375,000	358,123

Iron Mountain
5.000%, 07/15/28 (A)	1,020,000	1,041,247

iStar
5.500%, 02/15/26	750,000	710,077

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — continued

Service Properties Trust
7.500%, 09/15/25	$750,000	$786,100

Simon Property Group
3.800%, 07/15/50	196,000	193,127

		4,318,506

UTILITIES — 1.5%

TerraForm Power Operating
4.750%, 01/15/30 (A)	1,005,000	1,078,355

Total Corporate Obligations

(Cost $47,289,233)		48,338,642

COMMON STOCK — 20.4%

	Shares

COMMUNICATION SERVICES — 3.4%
Activision Blizzard	12,878	975,251
Alphabet, Cl A *	496	801,590
AT&T	27,034	730,459

		2,507,300

CONSUMER DISCRETIONARY — 3.4%
Amazon.com *	356	1,080,869
Lennar, Cl A	11,460	804,836
TJX	11,480	583,184

		2,468,889

CONSUMER STAPLES — 1.2%
Philip Morris International	12,605	895,207

ENERGY — 1.8%
Chevron	4,295	298,502
Energy Transfer	51,350	264,453
Enterprise Products Partners LP (B)	9,988	165,501
EOG Resources	6,457	221,088
Schlumberger	23,568	352,106

		1,301,650

FINANCIALS — 2.7%
Moelis, Cl A	19,855	738,606
Truist Financial	28,454	1,198,482

		1,937,088

HEALTH CARE — 0.6%
Gilead Sciences	7,872	457,757

INFORMATION TECHNOLOGY — 5.6%
Amkor Technology	54,613	647,164
Apple	9,892	1,076,843
Cisco Systems	17,800	639,020
Monolithic Power Systems	2,750	878,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued

NVIDIA	1,641	$822,732

		4,064,659

MATERIALS — 1.7%

Albemarle	3,777	352,054
Barrick Gold	34,452	920,902

		1,272,956

Total Common Stock

(Cost $13,988,828)		14,905,506

CONVERTIBLE BONDS —7.2%

	Face Amount

COMMUNICATION SERVICES — 0.6%

Cinemark Holdings
4.500%, 08/15/25 (A)	$520,000	448,843

CONSUMER DISCRETIONARY — 1.7%
Liberty Media
2.750%, 12/01/49 (A)	955,000	951,180

Penn National Gaming
2.750%, 05/15/26	125,000	307,125

		1,258,305

ENERGY — 1.4%

SFL
5.750%, 10/15/21	1,000,000	973,241

FINANCIALS — 2.9%

Apollo Commercial Real Estate Finance
5.375%, 10/15/23	1,400,000	1,240,038

Arbor Realty Trust
4.750%, 11/01/22 (A)	950,000	894,187

		2,134,225

INFORMATION TECHNOLOGY — 0.6%

Cree
1.750%, 05/01/26 (A)	300,000	458,438

Total Convertible Bonds (Cost $5,081,308)		5,273,052

U.S. TREASURY OBLIGATIONS —3.7%

U.S. Treasury Bond
3.000%, 02/15/49	715,000	945,699

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value

U.S. Treasury Notes
2.625%, 02/15/29	$550,000	$633,231
2.375%, 05/15/29	540,000	612,035
1.500%, 10/31/24	500,000	524,023

		1,769,289

Total U.S. Treasury Obligations (Cost $2,486,897)		2,714,988

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS —1.6%

FHLMC
3.500%, 08/01/49	687,774	725,295

FNMA
3.000%, 05/01/50	463,451	484,336

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $1,197,275)		1,209,631

PREFERRED STOCK — 0.1%

	Shares

COMMUNICATION SERVICES — 0.1%
2020 Cash Mandatory Exchangeable
Trust, 5.250% (A)	105	109,368

Total Preferred Stock

(Cost $105,000)		109,368

SHORT-TERM INVESTMENT — 0.1%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (C) (Cost $48,088)	48,088	48,088

Total Investments — 99.1%

(Cost $70,196,629)		$72,599,275

Percentages are based upon Net Assets of $73,233,784.

*	Non-income producing security.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2020 was $25,286,219 and represents 34.5% of Net Assets.

(B)	Security is a Master Limited Partnership. At October 31, 2020, such securities amounted to $165,501, or 0.2% of the net assets of the Fund (See Note 2).
(C)	The rate reported is the 7-day effective yield as of October 31, 2020.

Cl – Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

MTN— Medium Term Note

USD — U.S. Dollar

VAR—Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2020

The following is a summary of the inputs used as of October 31, 2020 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$48,338,642	$—	$48,338,642
Common Stock	14,905,506	—	—	14,905,506
Convertible Bonds	—	5,273,052	—	5,273,052
U.S. Treasury Obligations	—	2,714,988	—	2,714,988
U.S. Government Agency Mortgage- Backed Obligations	—	1,209,631	—	1,209,631
Preferred Stock	109,368	—	—	109,368
Short-Term Investment	48,088	—	—	48,088

Total Investments in Securities	$15,062,962	$57,536,313	$—	$72,599,275

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE
INCOME FUND
OCTOBER 31, 2020

Sector Weightings (Unaudited)†

	Long	Short	Net
Convertible Bonds	86.2%	0.0%	86.2%
Short-Term Investments	7.9	0.0	7.9
Health Care	2.4	0.0	2.4
Information Technology	1.5	0.0	1.5

Total Investments			98.0

Other Assets and Liabilities, Net			2.0

			100.0%

† Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS —79.7%

	Face Amount		Value

AUSTRIA — 0.8%
ams
0.875%, 09/28/22		$1,000,000	$920,390

BELGIUM — 0.3%
Bekaert
4.615%, 06/09/21 (A)	EUR	300,000	345,166

CANADA — 2.3%
Canadian Solar
2.500%, 10/01/25 (B)		$800,000	963,676
Canopy Growth
4.250%, 07/15/23 (B)	CAD	2,250,000	1,524,150

			2,487,826

CHINA — 18.7%
Angang Steel
6.699%, 05/25/23 (A)	HKD	15,000,000	1,937,924
Bilibili
1.250%, 06/15/27 (B)		$2,000,000	2,553,345
CRRC
3.118%, 02/05/21 (A)		1,500,000	1,482,750
Harvest International
1.117%, 11/21/22 (A)	HKD	16,000,000	2,267,157
Huazhu Group
3.000%, 05/01/26 (B)		$1,785,000	2,056,127
JOYY
1.375%, 06/15/26		1,600,000	1,838,600
Lenovo Group
3.375%, 01/24/24		1,400,000	1,523,909
Luye Pharma Group
1.500%, 07/09/24		1,000,000	977,421
Poseidon Finance 1
0.542%, 02/01/25 (A)		2,000,000	1,922,500
Shanghai Port Group BVI Holding
0.427%, 08/09/21 (A)		1,600,000	1,595,328
Smart Insight International
4.500%, 12/05/23	HKD	4,000,000	592,954
Weibo
1.250%, 11/15/22		$1,800,000	1,739,250

			20,487,265

GERMANY — 0.3%
AURELIUS Equity Opportunities & KGaA
1.000%, 12/01/20	EUR	300,000	344,153

CONVERTIBLE BONDS — continued

	Face Amount		Value

HONG KONG — 0.5%
Link 2019
1.600%, 04/03/24	HKD	4,000,000	$511,752

ISRAEL — 2.2%
Teva Pharmaceutical Finance
0.250%, 02/01/26		$2,400,000	2,356,861

JAPAN — 0.7%
Shizuoka Bank
0.491%, VAR ICE LIBOR USD 3 Month-0.500%, 01/25/23		800,000	764,747

MALAYSIA — 2.6%
Cerah Capital
4.793%, 08/08/24 (A)		2,000,000	1,891,562
Cindai Capital
2.563%, 02/08/23 (A)		1,000,000	1,006,349

			2,897,911

NORWAY — 0.9%
SFL
5.750%, 10/15/21		1,000,000	973,241

PANAMA — 2.1%
Copa Holdings
4.500%, 04/15/25 (B)		2,000,000	2,322,018

SINGAPORE — 2.0%
CapitaLand
2.800%, 06/08/25	SGD	1,250,000	925,821
Keppel REIT
1.900%, 04/10/24		1,500,000	1,066,574
OUE
1.500%, 04/13/23		250,000	183,246

			2,175,641

TAIWAN — 3.5%
Sea
2.375%, 12/01/25 (B)		$2,000,000	3,803,279

UNITED KINGDOM — 0.7%
GSK Finance No. 3
0.000%, 06/22/23 (A) (B)		735,000	773,689

UNITED STATES — 42.1%
American Eagle Outfitters
3.750%, 04/15/25 (B)		680,000	1,192,775
Apellis Pharmaceuticals
3.500%, 09/15/26 (B)		1,000,000	1,100,839
Arbor Realty Trust
4.750%, 11/01/22 (B)		1,500,000	1,411,875
Atlas Air Worldwide Holdings
2.250%, 06/01/22		1,500,000	1,594,606
Avadel Finance Cayman
4.500%, 02/01/23 (B)		1,000,000	908,750
Avaya Holdings
2.250%, 06/15/23		1,500,000	1,464,227
Bloom Energy
2.500%, 08/15/25 (B)		2,000,000	2,153,000
Cardtronics
1.000%, 12/01/20		1,500,000	1,492,496
Cloudflare
0.750%, 05/15/25 (B)		970,000	1,529,851

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE
INCOME FUND
OCTOBER 31, 2020

CONVERTIBLE BONDS — continued

	Face Amount	Value
Colony Capital
3.875%, 01/15/21	$807,000	$803,309
CONMED
2.625%, 02/01/24	2,000,000	2,276,524
Cree
1.750%, 05/01/26 (B)	250,000	382,031
DexCom
0.250%, 11/15/25 (B)	570,000	548,120
Encore Capital Group
2.875%, 03/15/21	1,680,000	1,652,700
Exact Sciences
0.375%, 03/01/28	1,200,000	1,471,500
FireEye
1.625%, 06/01/35	2,000,000	1,950,158
Fortive
0.875%, 02/15/22	1,750,000	1,739,080
Gossamer Bio
5.000%, 06/01/27	1,500,000	1,214,554
HCI Group
4.250%, 03/01/37	1,500,000	1,488,103
Insmed
1.750%, 01/15/25	1,615,000	1,777,217
J2 Global
1.750%, 11/01/26 (B)	2,500,000	2,236,210
Livent
4.125%, 07/15/25 (B)	1,440,000	2,088,900
OSI Systems
1.250%, 09/01/22	2,470,000	2,497,773
PROS Holdings
1.000%, 05/15/24	1,500,000	1,253,845
Slack Technologies
0.500%, 04/15/25 (B)	2,500,000	2,851,562
SolarEdge Technologies
0.000%, 09/15/25 (A) (B)	1,165,000	1,431,202
SunPower
4.000%, 01/15/23	1,500,000	1,575,938
Workiva
1.125%, 08/15/26	1,000,000	989,812
Wright Medical Group
2.250%, 11/15/21	1,500,000	2,143,422
Zillow Group
2.750%, 05/15/25	515,000	807,431

		46,027,810

Total Convertible Bonds (Cost $81,124,089)		87,191,749

SHORT-TERM INVESTMENTS — 7.0%

	Shares

Dreyfus Treasury Cash Management, 0.010% (C)	1,301,393	1,301,393
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (C)	6,304,728	6,304,728

Total Short-Term Investments (Cost $7,606,121)		7,606,121

Total Investments — 86.7% (Cost $88,730,210)		$94,797,870

PURCHASED OPTIONS — 0.2%(D)

	Contracts	Value
Total Purchased Options (Cost $268,332)	16	$191,728

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2020

A list of the option contracts held by the Fund at October 31, 2020, is as follows:

PURCHASED OPTIONS — 0.2%

	Contracts	Notional	Strike Price	Expiration Date	Value
Put Options

UNITED STATES — 0.2%
December 20 Puts on SPX*	12	$3,923,952	$3,130	12/19/20	$145,080
November 20 Puts on NDX*	4	4,421,178	9,900	11/21/20	46,648

Total Put Options					191,728

Total Purchased Options					$191,728

A list of the open futures contracts held by the Fund at October 31, 2020, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Euro	(4)	Dec-2020	$ (593,740)	$ (582,750)	$ 10,990

			$ (593,740)	$ (582,750)	$ 10,990

A list of open forward foreign currency contracts held by the Fund at October 31, 2020 is as follows:

Counterparty	Settlement Date		Currency to Deliver		Currency to Receive	Unrealized Appreciation (Depreciation)
U.S. Bank	11/10/20	CAD	460,000	USD	345,465	$186
U.S. Bank	11/10/20	CAD	1,610,000	USD	1,204,228	(4,248)
U.S. Bank	11/10/20	SGD	2,997,000	USD	2,188,054	(6,034)
U.S. Bank	11/10/20	HKD	40,927,000	USD	5,279,847	679

						$(9,417)

A list of the open OTC swap agreements as of October 31, 2020 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Akam, 0.125%	TOTAL RETURN BOND	BNP PARIBAS-AKAM 0
	Effective Rate 0.35%		1/8 5/1/25 - 00971TAJ0	Annually	05/01/2025	USD	(1,284,993)	$(116,957)	$–	$(116,957)
BNP Paribas	Akamai Tech Inc.	FIX NOMINAL	BNP PARIBAS -
	Effective Rate -0.07%		AKAMAI TECH INC
			- 00971T101	Annually	01/15/2021	USD	796,065	101,593	–	101,593
BNP Paribas	American Eagle Outfitters	FIX NOMINAL	BNP PARIBAS -AEO
	Effective Rate -0.07%		US-02553E106	Annually	04/27/2022	USD	1,092,039	117,812	–	117,812
BNP Paribas	Apellis Pharmaceuticals Inc.	FIX NOMINAL	BNP PARIBAS -APLS
	Effective Rate -0.07%		US - 03753U106	Annually	05/15/2022	USD	654,345	64,116	–	64,116
BNP Paribas	Atlas Air Worldwide	FIX NOMINAL	BNP PARIBAS -
	Effective Rate -0.07%		AAWWUS - 049164205	Annually	08/29/2022	USD	449,570	53,144	–	53,144
BNP Paribas	Bilibili Inc.	FIX NOMINAL	BNP PARIBAS - BILIBILI
	Effective Rate -0.07%		INC - 090040106	Annually	01/15/2022	USD	1,544,728	(32,308)	–	(32,308)
BNP Paribas	Bridge Bio	FIX NOMINAL	BNP PARIBAS
	Effective Rate -0.07%		- BRIDGEBIO
			-10806X102	Annually	03/05/2022	USD	1,443,540	30,023	–	30,023
BNP Paribas	Bridge Bio	TOTAL RETURN BOND	BNP PARIBAS - BBIO
	Effective Rate 0.35%		-10806XAA0	Annually	03/15/2027	USD	(2,340,782)	(38,883)	–	(38,883)
BNP Paribas	Cloudflare Inc.	FIX NOMINAL	BNP PARIBAS - NET US
	Effective Rate -0.07%		- 18915M107	Annually	05/15/2022	USD	1,234,380	142,862	–	142,862
BNP Paribas	Conmed Corp	FIX NOMINAL	BNP PARIBAS
	Effective Rate -0.07%		- CONMED
			CORP- 207410101	Annually	04/13/2022	USD	1,297,799	61,818	–	61,818
BNP Paribas	Cowen	FIX NOMINAL	BNP PARIBAS - COWEN
	Effective Rate -0.07%		223622606	Annually	01/15/2022	USD	388,692	(53,420)	–	(53,420)
BNP Paribas	Cowen, 3%	TOTAL RETURN BOND	BNP PARIBAS - COWEN
	Effective Rate 0.35%		INC 223622AE1	Annually	12/15/2022	USD	(581,009)	67,444	–	67,444
BNP Paribas	CPA US	FIX NOMINAL	BNP PARIBAS -CPA
	Effective Rate -0.07%		US- P31076105	Annually	04/30/2022	USD	1,623,921	86,190	–	86,190
BNP Paribas	Cree	FIX NOMINAL	BNP PARIBAS -CREE
	Effective Rate -0.07%		US-225447101	Annually	04/23/2022	USD	316,883	34,461	–	34,461

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2020

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	CSG Systems International Inc.	FIX NOMINAL	BNP PARIBAS -
	Effective Rate -0.07%		CSG SYS INT INC
			- 126349109	Annually	01/15/2021	USD	155,855	$17,574	$–	$17,574
BNP Paribas	Dexcom Inc.	FIX NOMINAL	BNP PARIBAS -DXCM
	Effective Rate -0.07%		US- 252131107	Annually	05/14/2022	USD	189,801	37,977	–	37,977
BNP Paribas	Enphase Energy	FIX NOMINAL	BNP PARIBAS - ENPH
	Effective Rate -0.07%		-29355AAE7	Annually	03/01/2025	USD	(2,345,960)	(212,470)	–	(212,470)
BNP Paribas	Enphase Energy	FIX NOMINAL	BNP PARIBAS -
	Effective Rate -0.07%		ENPHASE ENERGY
			-29355A107	Annually	03/05/2022	USD	1,583,153	180,276	–	180,276
BNP Paribas	Exact Sciences	FIX NOMINAL	BNP PARIBAS - EXACT
	Effective Rate -0.07%		SCI CORP -30063P105	Annually	01/15/2022	USD	1,501,341	5,913	–	5,913
BNP Paribas	Fireeye Inc.	TOTAL RETURN BOND	BNP PARIBAS - FEYE 0
	Effective Rate 0.35%		7/8 2024 - 31816QAF8	Annually	06/01/2024	USD	(766,288)	(7,308)	–	(7,308)
BNP Paribas	Fireeye Inc.	FIX NOMINAL	BNP PARIBAS - FIREEYE
	Effective Rate -0.07%		INC - 31816Q101	Annually	01/15/2021	USD	223,574	7,089	–	7,089
BNP Paribas	Gossamer Bio Inc.	FIX NOMINAL	BNP PARIBAS -GOSS
	Effective Rate -0.07%		US- 38341P102	Annually	05/21/2022	USD	629,557	78,868	–	78,868
BNP Paribas	Huazhu Group Ltd.	FIX NOMINAL	BNP PARIBAS - HTHT
	Effective Rate -0.07%		US 44332N106	Annually	06/05/2022	USD	1,404,540	56,951	–	56,951
BNP Paribas	Insmed	FIX NOMINAL	BNP PARIBAS -
	Effective Rate -0.07%		INSMED INC
			- 457669307	Annually	01/15/2021	USD	1,171,675	127,336	–	127,336
BNP Paribas	Insmed Inc., 1.75%	TOTAL RETURN BOND	BNP PARIBAS
	Effective Rate 0.35%		INSM 1 3/4
			01/15/25-457669AA7	Annually	01/15/2025	USD	(445,787)	(20,380)	–	(20,380)
BNP Paribas	Integra Lifesciences Holding	TOTAL RETURN BOND	BNP PARIBAS
	Effective Rate 0.35%		IART 0 1/2
			08/15/25-457985AL3	Annually	02/20/2022	USD	(1,897,738)	(71,681)	–	(71,681)
BNP Paribas	Integra Lifesciences Holding	FIX NOMINAL	BNP PARIBAS - IAR
	Effective Rate -0.07%		-457985208	Annually	02/20/2022	USD	839,125	67,274	–	67,274
BNP Paribas	J2 Global	FIX NOMINAL	BNP PARIBAS - J2
	Effective Rate -0.07%		GLOBAL - 48123V102	Annually	02/25/2022	USD	850,560	34,863	–	34,863
BNP Paribas	Jazz Pharmaceuticals Inc.	FIX NOMINAL	BNP PARIBAS - JAZZ
	Effective Rate -0.07%		INVESTMENTS
			G50871105	Annually	01/15/2022	USD	139,891	5,861	–	5,861
BNP Paribas	Jazz, 1.5%	TOTAL RETURN BOND	BNP PARIBAS - JAZZ
	Effective Rate 0.35%		INVESTMENTS
			472145AD3	Annually	08/15/2024	USD	(933,126)	(12,325)	–	(12,325)
BNP Paribas	Joyy Inc.	FIX NOMINAL	BNP PARIBAS - JOYY
	Effective Rate -0.07%		INC - 46591M109	Annually	01/15/2022	USD	1,121,960	(157,495)	–	(157,495)
BNP Paribas	LITE	FIX NOMINAL	BNP PARIBAS
	Effective Rate -0.07%		-LITE 0 1/2
			12/15/26-55024UAC3	Annually	12/15/2026	USD	(790,491)	(2,318)	–	(2,318)
BNP Paribas	Lumentum Holdings Inc.	FIX NOMINAL	BNP PARIBAS-
	Effective Rate -0.07%		LUMENTUM
			HOLDINGS
			INC-55024U109	Annually	01/15/2021	USD	438,585	4,410	–	4,410
BNP Paribas	Lyft Inc.	TOTAL RETURN BOND	BNP PARIBAS
	Effective Rate 0.35%		- LYFT- 55087PAA2	Annually	05/15/2025	USD	(1,527,550)	(81,228)	–	(81,228)
BNP Paribas	Lyft Inc.	FIX NOMINAL	BNP PARIBAS -LYFT US
	Effective Rate -0.07%		55087P104	Annually	05/15/2022	USD	682,240	73,739	–	73,739
BNP Paribas	Nuance	FIX NOMINAL	BNP PARIBAS -
	Effective Rate -0.07%		NUANCE 1 1/2
			11/01/35 – 67020YAG5	Annually	11/01/2035	USD	(1,217,090)	(97,167)	–	(97,167)
BNP Paribas	Nuance Communications	FIX NOMINAL	BNP PARIBAS
	Effective Rate -0.07%		- NUANCE
			COMMUNICATIONS
			67020Y100	Annually	02/15/2022	USD	1,006,298	83,978	–	83,978
BNP Paribas	Okta Inc.	FIX NOMINAL	BNP PARIBAS - OKTAS
	Effective Rate -0.07%		- 679295105	Annually	01/15/2022	USD	1,354,705	200,469	–	200,469
BNP Paribas	Okta Inc., 0.125%	TOTAL RETURN BOND	BNP PARIBAS - OKTAB
	Effective Rate 0.35%		- 679295AD7	Annually	09/01/2025	USD	(2,191,720)	(233,250)	–	(233,250)
BNP Paribas	Sea Ltd.	FIX NOMINAL	BNP PARIBAS - SEA
	Effective Rate -0.07%		LIMITED 81141R100	Annually	01/15/2022	USD	3,386,000	231,584	–	231,584
BNP Paribas	Slack Technologies	FIX NOMINAL	BNP PARIBAS - SLACK
	Effective Rate -0.07%		TECHNOLOGIES
			-83088V102	Annually	04/09/2022	USD	2,320,613	497,759	–	497,759
BNP Paribas	Sony Corporation	FIX NOMINAL	BNP PARIBAS - SONY
	Effective Rate -0.14%		CORP - 6821506	Annually	01/15/2021	USD	2,222,742	(269,714)	–	(269,714)
BNP Paribas	Sony Corporation	TOTAL RETURN BOND	BNP PARIBAS - SNE 0
	Effective Rate 0.30%		09/30/22 - BYMXD16	Annually	09/30/2022	USD	(2,229,963)	263,457	–	263,457
BNP Paribas	Systems International Inc.	FIX NOMINAL	BNP PARIBAS-CSGS
	Effective Rate -0.07%		4.25% 3/15/36
			- 126349AF6	Annually	03/15/2036	USD	(758,818)	(9,429)	–	(9,429)
BNP Paribas	Theravance Biopharma	FIX NOMINAL	BNP PARIBAS US -TBPH
	Effective Rate -0.07%		US-G8807B106	Annually	06/22/2022	USD	177,051	(4,497)	–	(4,497)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2020

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Vishay Intertechnology Inc.	FIX NOMINAL	BNP PARIBAS
	Effective Rate -0.07%		- VSHS- 928298108	Annually	01/15/2022	USD	295,200	$29,157	$–	$29,157
BNP Paribas	Vishay Intertechnology Inc., 2.25%	TOTAL RETURN BOND	BNP PARIBAS - VSHB
	Effective Rate 0.35%		- 928298AP3	Annually	06/15/2025	USD	(1,212,432)	(30,656)	–	(30,656)
BNP Paribas	Wday, 0.25%	TOTAL RETURN BOND	BNP PARIBAS -
	Effective Rate 0.35%		WDAY0.25 10/01/22
			- 98138HAF8	Annually	10/01/2022	USD	(1,606,915)	(104,232)	–	(104,232)
BNP Paribas	Work	FIX NOMINAL	BNP PARIBAS
	Effective Rate -0.07%		-WORK - 04/15/2025-
			83088VAA0	Annually	04/15/2025	USD	(964,824)	(121,133)	–	(121,133)
BNP Paribas	Workday Inc.	FIX NOMINAL	BNP PARIBAS -
	Effective Rate -0.07%		WORKDAY INC
			- 98138H101	Annually	01/15/2021	USD	1,294,286	94,345	–	94,345
BNP Paribas	Workiva Inc.	FIX NOMINAL	BNP PARIBAS - WKUS
	Effective Rate -0.07%		- 98139A105	Annually	01/15/2022	USD	457,793	29,085	–	29,085
BNP Paribas	Zillow Group	FIX NOMINAL	BNP PARIBAS -Z US
	Effective Rate -0.07%		- 98954M200	Annually	05/15/2022	USD	638,662	82,938	–	82,938
BNP Paribas	Bloom Energy	FIX NOMINAL	BNP PARIBAS - BLOOM
	Effective Rate -0.07%		ENERGY 093712107	Annually	08/11/2022	USD	1,584,334	401,040	–	401,040
BNP Paribas	Canadian Solar Inc.	FIX NOMINAL	BNP PARIBAS -CSIQ
	Effective Rate -0.07%		US-136635109	Annually	09/15/2022	USD	661,470	43,441	–	43,441
BNP Paribas	Exact Sciences, 0.38%	TOTAL RETURN BOND	BNP PARIBAS EXACT
	Effective Rate 0.35%		SCI CO 30063PAC9	Annually	03/01/2028	USD	(876,968)	104,045	–	104,045
BNP Paribas	Livent Corp.	FIX NOMINAL	BNP PARIBAS -LTHM
	Effective Rate -0.07%		US - 53814L108	Annually	06/25/2022	USD	1,415,130	28,210	–	28,210
BNP Paribas	OSI Systems	FIX NOMINAL	BNP PARIBAS -OSIS US
	Effective Rate -0.07%		671044105	Annually	08/31/2022	USD	376,470	13,773	–	13,773
BNP Paribas	SolarEdge Technologies	FIX NOMINAL	BNP PARIBAS -SEDG
	Effective Rate -0.07%		US- 83417M104	Annually	09/25/2022	USD	937,750	138,798	–	138,798
BNP Paribas	SunPower	FIX NOMINAL	BNP PARIBAS - SPWR
	Effective Rate -0.07%		-867652406	Annually	10/09/2022	USD	344,694	20,056	–	20,056

								$2,042,878	$–	$2,042,878

Percentages are based upon Net Assets of $109,335,378.

(A)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2020 was $31,831,399 and represents 29.1% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of October 31, 2020.
(D)	Refer to table below for details on Options Contracts.

CAD — Canadian Dollar

Cl — Class

EUR — Euro

HKD — Hong Kong Dollar

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

NDX — Nordic Derivatives Exchange

OTC — Over the Counter

SGD — Singapore Dollar

SPX — S&P 500 Index

USD — U. S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2020 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$87,191,749	$—	$87,191,749
Short-Term Investments	7,606,121	—	—	7,606,121

Total Investments in Securities	$7,606,121	$87,191,749	$—	$94,797,870

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$191,728	$–	$–	$191,728
Futures Contracts*
Unrealized Appreciation	10,990	–	–	10,990
Forwards Contracts*
Unrealized Appreciation	–	865	–	865
Unrealized Depreciation	–	(10,282)	–	(10,282)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	3,719,729	–	3,719,729
Unrealized Depreciation	–	(1,676,851)	–	(1,676,851)

Total Other Financial Instruments	$202,718	$2,033,461	$–	$2,236,179

* Future, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2020

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood LargeCap Value Fund		Westwood Total Return Fund		Westwood SMidCap Fund	Westwood SmallCap Fund
Assets:
Investments, at Value (Cost $133,681,477, $76,324,140, $144,154,427 and $501,837,202, respectively)	$172,411,204		$86,468,537		$164,925,574	$518,498,883
Receivable for Investment Securities Sold	1,813,356		–		10,436,813	1,194,131
Dividends and Interest Receivable	226,079		264,228		62,356	64,981
Receivable for Capital Shares Sold	152,278		3,733		8,793	893,880
Reclaim Receivable	–		–		1,372	–
Prepaid Expenses	20,431		21,581		31,899	40,938
Other Assets	–		–		40,199	–

Total Assets	174,623,348		86,758,079		175,507,006	520,692,813

Liabilities:
Payable for Investment Securities Purchased	–		–		8,742,351	7,745,798
Payable due to Investment Adviser	65,596		229,456		58,102	266,515
Payable for Professional Fees	25,956		26,873		25,783	30,731
Payable for Transfer Agent Fees	11,326		9,124		8,879	21,098
Payable due to Administrator	7,731		3,794		7,259	22,046
Payable for Printing Fees	7,013		3,373		6,551	19,764
Payable for Capital Shares Redeemed	4,458		439,902		228,028	1,603,268
Payable due to Trustees	2,566		1,234		2,396	7,230
Chief Compliance Officer Fees Payable	1,040		500		972	2,931
Payable for Distribution Fees — A Class Shares	561		–		–	179
Payable for Shareholder Servicing Fees— A Class Shares	–		–		–	88,097
Payable for Shareholder Servicing Fees— Y Class Shares	–		–		–	1,431
Other Accrued Expenses	4,994		3,472		4,951	12,312

Total Liabilities	131,241		717,728		9,085,272	9,821,400

Net Assets	$174,492,107		$86,040,351		$166,421,734	$510,871,413

NET ASSETS CONSIST OF:
Paid-in Capital	$125,885,652		$73,381,834		$142,432,740	$515,632,838
Total distributable earnings / ( loss)	48,606,455		12,658,517		23,988,994	(4,761,425)

Net Assets	$174,492,107		$86,040,351		$166,421,734	$510,871,413

Institutional Shares
Net Assets	$172,348,781		$86,040,020		$164,350,311	$357,901,446
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14,602,816		13,380,842		13,734,603	24,755,154

Net Asset Value, Offering and Redemption Price Per Share	$11.80		$6.43		$11.97	$14.46

A Class Shares
Net Assets	$2,143,169		$163		N/A	$880,609
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	181,083		25		N/A	60,978

Net Asset Value, Offering and Redemption Price Per Share	$11.84		$6.43	*	N/A	$14.44

Ultra Shares
Net Assets	N/A		N/A		$2,071,423	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A		N/A		173,132	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A		N/A		$11.96	N/A

C Class Shares
Net Assets	$157		$168		N/A	$186,412
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	13		26		N/A	12,996

Net Asset Value, Offering and Redemption Price Per Share	$11.80	*	$6.43	*	N/A	$14.34

Y Class Shares
Net Assets	N/A		N/A		N/A	$151,902,946
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A		N/A		N/A	10,495,987

Net Asset Value, Offering and Redemption Price Per Share	N/A		N/A		N/A	$14.47

Maximum Offering Price Per Share (A Class Shares)	$12.21		$6.63		N/A	$14.89

	($11.84/97.00%)		($6.43/97.00%)		N/A	($14.44/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund
Assets:
Investments, at Value (Cost $628,826,879, $70,196,629 and $88,730,210 respectively)	$708,230,964	$72,599,275	$94,797,870
Purchased Options, at Value (Cost $–, $– and $268,332, respectively)	–	–	191,728
Swap Contracts, at Value (Cost $–, $– and $–, respectively)	–	–	3,719,729
Cash	–	–	647,042
Receivable for Capital Shares Sold	5,844,145	–	2,107,782
Dividends and Interest Receivable	2,675,519	714,502	452,192
Receivable Due from Prime Broker	–	–	35,725
Cash Collateral on Futures Contracts	–	–	490,147
Cash Collateral on Swap Contracts	–	–	10,680,000
Receivable for Investment Securities Sold	–	–	98,413
Unrealized Appreciation on Forward Foreign Currency Contracts	–	–	865
Prepaid Expenses	19,868	17,306	29,894

Total Assets	716,770,496	73,331,083	113,251,387

Liabilities:
Swap Contracts, at Value (Premiums Received , $–, $– and $–, respectively)	–	–	1,676,851
Payable for Investment Securities Purchased	–	–	864,928
Payable for Capital Shares Redeemed	1,022,529	184	903,621
Payable due to Investment Adviser	465,051	12,181	390,070
Payable for Professional Fees	35,994	30,362	30,722
Payable due to Administrator	31,042	3,159	9,317
Payable for Transfer Agent Fees	28,658	9,449	11,910
Payable for Printing Fees	27,730	2810	3,771
Payable for Distribution Fees — A Class Shares	11,694	407	7
Payable for Distribution Fees — C Class Shares	–	–	71
Payable due to Trustees	10,144	1,028	1,379
Chief Compliance Officer Fees Payable	4,113	417	559
Payable for Variation Margin	–	–	1,414
Payable for Shareholder Servicing Fees— Institutional Shares	–	–	957
Payable for Shareholder Servicing Fees— A Class Shares	–	31,693	–
Unrealized Depreciation on Forward Foreign Currency Contracts	–	–	10,282
Other Accrued Expenses	17,763	5,609	10,150

Total Liabilities	1,654,718	97,299	3,916,009

Net Assets	$715,115,778	$73,233,784	$109,335,378

NET ASSETS CONSIST OF:
Paid-in Capital	$586,798,131	$87,062,398	$105,063,450
Total distributable earnings / ( loss)	128,317,647	(13,828,614)	4,271,928

Net Assets	$715,115,778	$73,233,784	$109,335,378

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2020

	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund
Institutional Shares
Net Assets	$662,612,094	$72,914,293	$22,772,083
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	51,602,020	7,635,890	2,175,879

Net Asset Value, Offering and Redemption Price Per Share	$12.84	$9.55	$10.47

A Class Shares
Net Assets	$48,051,037	$319,331	$27,859
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,745,814	33,268	2,663

Net Asset Value, Offering and Redemption Price Per Share	$12.83	$9.60	$10.46

Ultra Shares
Net Assets	N/A	N/A	$86,386,386
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	8,251,038

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$10.47

C Class Shares
Net Assets	$4,452,647	$160	$149,050
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	348,069	17	14,252

Net Asset Value, Offering and Redemption Price Per Share	$12.79	$9.55*	$10.46

Maximum Offering Price Per Share (A Class Shares)	$13.23	$9.90	$10.78

	($12.83/97.00%)	($9.60/97.00%)	($10.46/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	Westwood LargeCap Value Fund	Westwood Total Return Fund(1)	Westwood SMidCap Fund	Westwood SmallCap Fund
Investment Income
Dividends	$4,546,808	$534,269	$3,015,681	$7,614,194
Interest	–	565,434	–	–
Less: Foreign Taxes Withheld	(3,442)	(427)	–	–

Total Investment Income	4,543,366	1,099,276	3,015,681	7,614,194

Expenses
Investment Advisory Fees	1,179,336	412,900	1,273,105	3,641,302
Administration Fees	100,224	30,403	86,603	218,725
Distribution Fees - A Class	13,200	–	–	1,367
Distribution Fees - C Class	–	–	–	1,524
Trustees’ Fees	11,947	3,539	10,286	25,889
Chief Compliance Officer Fees	2,864	1,951	2,727	5,671
Transfer Agent Fees	65,395	41,467	40,067	129,074
Professional Fees	54,616	88,039	49,096	94,042
Registration and Filing Fees	45,244	41,158	17,620	90,360
Printing Fees	19,933	14,349	22,754	84,806
Custodian Fees	16,232	4,809	10,481	27,018
Pricing Fees	1,634	4,651	2,634	3,323
Shareholder Servicing Fees - Institutional	–	–	252,676	598,697
Shareholder Servicing Fees - Y Class	–	–	–	9,295
Other Expenses	21,403	6,911	19,038	43,070

Total Expenses	1,532,028	650,177	1,787,087	4,974,163

Less:
Waiver of Investment Advisory Fees	(240,915)	(207,589)	(294,660)	(768,808)
Fees Paid Indirectly	(1,837)	(133)	(180)	(16,466)

Net Expenses	1,289,276	442,455	1,492,247	4,188,889

Net Investment Income	3,254,090	656,821	1,523,434	3,425,305

Net Realized Gain (Loss) on Investments	10,364,501	2,615,188	3,148,874	(15,101,188)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(26,029,759)	9,276,889	(14,292,413)	(35,463,850)

Net Realized and Net Change in Unrealized Gain (Loss) on Investments	(15,665,258)	11,892,077	(11,143,539)	(50,565,038)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (12,411,168)	$ 12,548,898	$ (9,620,105)	$ (47,139,733)

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	Westwood Income Opportunity Fund	Westwood High Income Fund(1)	Westwood Alternative Income Fund(2)
Investment Income
Dividends	$13,268,733	$284,426	$25,440
Interest	6,493,453	2,345,928	1,753,663
Less: Foreign Taxes Withheld	(35,033)	(1,729)	(4,658)

Total Investment Income	19,727,153	2,628,625	1,774,445

Expenses
Investment Advisory Fees	5,750,249	70,256	554,736
Administration Fees	390,995	33,176	67,532
Distribution Fees - A Class	130,272	204	21
Distribution Fees - C Class	24,985	–	445
Trustees’ Fees	46,425	3,982	4,074
Chief Compliance Officer Fees	7,637	1,810	1,975
Transfer Agent Fees	177,846	49,560	59,594
Professional Fees	122,522	97,527	96,101
Printing Fees	91,593	16,478	19,333
Registration and Filing Fees	90,453	45,588	56,742
Custodian Fees	49,349	6,019	20,628
Pricing Fees	5,682	13,666	11,908
Shareholder Servicing Fees - Institutional	–	39,596	9,491
Other Expenses	82,831	7,675	8,675

Total Expenses	6,970,839	385,537	911,255

Less:
Waiver of Investment Advisory Fees	–	(70,256)	(342,351)
Reimbursement of other operating expenses	–	(139,958)	–
Fees Paid Indirectly	(16,590)	(378)	(41)

Net Expenses	6,954,249	174,945	568,863

Net Investment Income	12,772,904	2,453,680	1,205,582

Net Realized Gain (Loss) on Investments	60,950,237	(597,967)	2,170,687
Net Realized Gain on Securities Sold Short	–	–	7,783
Net Realized Loss on Futures	–	–	(40,846)
Net Realized Loss on Purchased and Written Options	–	–	(386,164)
Net Realized Loss on Swap Contracts	–	–	(5,386,125)
Net Realized Loss on Forward Foreign Currency Contracts	–	–	(46,504)
Net Realized Loss on Foreign Currency Transactions	–	–	(85,169)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(50,450,602)	2,168,666	5,880,796
Net Change in Unrealized Depreciation on Securities Sold Short	–	–	(15,538)
Net Change in Unrealized Appreciation on Futures	–	–	32,037
Net Change in Unrealized Appreciation on Purchased and Written Options	–	–	77,280
Net Change in Unrealized Appreciation on Swap Contracts	–	–	2,057,151
Net Change in Unrealized Appreciation on Foreign Currency Translation and Other Assets and Liabilities Denominated in Foreign Currencies	–	–	343
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	–	–	(7,638)

Net Realized and Unrealized Gain on Investments	10,499,635	1,570,699	4,258,093

Net Increase in Net Assets Resulting from Operations	$23,272,539	$4,024,379	$5,463,675

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

(2) Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

(This page intentionally left blank)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Investment Income	$3,254,090	$4,063,210
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	10,364,501	7,695,350
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	(26,029,759)	16,190,598

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,411,168)	27,949,158

Distributions:
Institutional Shares	(10,378,309)	(21,861,830)
A Class Shares	(599,189)	(1,368,637)
Ultra Shares	–	–
C Class Shares	–	–

Total Distributions	(10,977,498)	(23,230,467)

Capital Share Transactions:
Institutional Shares:
Issued	15,164,063	21,060,826
Reinvestment of Dividends	8,745,704	18,614,193
Redeemed	(53,514,148)	(32,606,915)

Increase/Decrease from Institutional Capital Share Transactions	(29,604,381)	7,068,104

A Class Shares:
Issued	1,001,619	2,688,401
Reinvestment of Dividends	599,189	1,368,637
Redeemed	(11,953,645)	(4,363,814)

Increase/Decrease from A Class Capital Share Transactions	(10,352,837)	(306,776)

Ultra Shares:
Issued	N/A	N/A

Increase from Ultra Capital Share Transactions	N/A	N/A

C Class Shares:
Issued	135	N/A
Reinvestment of Dividends	–	N/A
Redeemed	–	N/A

Increase from C Class Capital Share Transactions	135	N/A

Y Class Shares:
Issued	N/A	N/A
Redeemed	N/A	N/A

Increase from Y Class Capital Share Transactions	N/A	N/A

Net Increase/Decrease in Net Assets from Capital Share Transactions	(39,957,083)	6,761,328

Total Increase (Decrease) in Net Assets	(63,345,749)	11,480,019

Net Assets:
Beginning of Year	237,837,856	226,357,837

End of Year	$174,492,107	$237,837,856

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Total Return Fund(1)		Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood Income Opportunity Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2020	2019	2020	2019	2020	2019	2020	2019
$656,821	$96,541	$1,523,434	$1,666,207	$3,425,305	$2,436,545	$12,772,904	$35,682,606
2,615,188	1,127,954	3,148,874	19,111,791	(15,101,188)	(1,143,428)	60,950,237	259,920,039
9,276,889	(409,552)	(14,292,413)	(6,454,725)	(35,463,850)	30,347,237	(50,450,602)	(125,619,873)

12,548,898	814,943	(9,620,105)	14,323,273	(47,139,733)	31,640,354	23,272,539	169,982,772

(1,529,383)	(2,638,055)	(1,645,424)	(35,389,903)	(4,375,529)	(20,230,019)	(197,072,352)	(126,809,468)
(1)	–	–	–	(2,037)	–	(13,775,959)	(4,381,998)
–	–	(19,512,974)	–	–	–	–	–
(1)	–	–	–	(952)	–	(136,781)	(524)

(1,529,385)	(2,638,055)	(21,158,398)	(35,389,903)	(4,378,518)	(20,230,019)	(210,985,092)	(131,191,990)

79,421,093	1,102,169	31,954,522	25,441,364	202,629,773	138,170,288	185,711,678	172,589,061
1,517,467	2,629,356	21,074,422	35,272,604	3,818,988	18,707,572	179,890,923	118,167,675
(10,639,702)	(4,989,977)	(45,228,043)	(167,446,927)	(215,663,893)	(91,051,597)	(584,025,559)	(1,679,296,067)

70,298,858	(1,258,452)	7,800,901	(106,732,959)	(9,215,132)	65,826,263	(218,422,958)	(1,388,539,331)

131	N/A	N/A	N/A	875,296	95,693	16,075,524	15,932,591
1	N/A	N/A	N/A	1,646	–	12,938,429	4,127,347
–	N/A	N/A	N/A	(88,077)	–	(33,211,176)	(32,560,849)

132	N/A	N/A	N/A	788,865	95,693	(4,197,223)	(12,500,911)

N/A	N/A	2,058,537	N/A	N/A	N/A	N/A	N/A

N/A	N/A	2,058,537	N/A	N/A	N/A	N/A	N/A

135	N/A	N/A	N/A	203,955	51,254	4,566,451	271,130
1	N/A	N/A	N/A	952	–	136,689	524
–	N/A	N/A	N/A	(32,694)	–	(481,532)	–

136	N/A	N/A	N/A	172,213	51,254	4,221,608	271,654

N/A	N/A	N/A	N/A	154,142,870	N/A	N/A	N/A
N/A	N/A	N/A	N/A	(2,596,065)	N/A	N/A	N/A

N/A	N/A	N/A	N/A	151,546,805	N/A	N/A	N/A

70,299,126	(1,258,452)	9,859,438	(106,732,959)	143,292,751	65,973,210	(218,398,573)	(1,400,768,588)

81,318,639	(3,081,564)	(20,919,065)	(127,799,589)	91,774,500	77,383,545	(406,111,126)	(1,361,977,806)

4,721,712	7,803,276	187,340,799	315,140,388	419,096,913	341,713,368	1,121,226,904	2,483,204,710

$86,040,351	$4,721,712	$166,421,734	$187,340,799	$510,871,413	$419,096,913	$715,115,778	$1,121,226,904

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
Shares Issued and Redeemed:
Institutional Shares:
Issued	1,290,454	1,719,487
Reinvestment of Dividends	666,706	1,700,313
Redeemed	(4,427,380)	(2,650,771)

Total Institutional Transactions	(2,470,220)	769,029

A Class Shares:
Issued	77,790	217,826
Reinvestment of Dividends	45,539	124,601
Redeemed	(940,573)	(348,987)

Total A Class Transactions	(817,244)	(6,560)

Ultra Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Total Ultra Transactions	N/A	N/A

C Class Shares:
Issued	13	N/A
Reinvestment of Dividends	–	N/A
Redeemed	–	N/A

Total C Class Transactions	13	N/A

Y Class Shares:
Issued	N/A	N/A
Redeemed	N/A	N/A

Total Y Class Transactions	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(3,287,451)	762,469

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

(1) Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Total Return Fund(1)		Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood Income Opportunity Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2020	2019	2020	2019	2020	2019	2020	2019

14,198,390	196,437	2,859,667	1,835,832	14,722,927	8,720,309	14,520,919	11,449,814
262,163	464,952	1,601,052	3,035,960	220,174	1,363,526	14,452,969	8,260,196
(1,790,419)	(696,558)	(3,911,745)	(12,012,245)	(14,871,436)	(5,787,020)	(43,858,109)	(110,502,322)

12,670,134	(35,169)	548,974	(7,140,453)	71,665	4,296,815	(14,884,221)	(90,792,312)

25	N/A	N/A	N/A	61,568	5,649	1,271,125	1,047,244
–	N/A	N/A	N/A	95	–	1,034,296	287,486
–	N/A	N/A	N/A	(6,334)	–	(2,618,384)	(2,145,041)

25	N/A	N/A	N/A	55,329	5,649	(312,963)	(810,311)

N/A	N/A	173,132	N/A	N/A	N/A	N/A	N/A
N/A	N/A	–	N/A	N/A	N/A	N/A	N/A
N/A	N/A	–	N/A	N/A	N/A	N/A	N/A

N/A	N/A	173,132	N/A	N/A	N/A	N/A	N/A

26	N/A	N/A	N/A	12,336	3,032	359,189	17,134
–	N/A	N/A	N/A	55	–	11,094	33
–	N/A	N/A	N/A	(2,427)	–	(39,381)	–

26	N/A	N/A	N/A	9,964	3,032	330,902	17,167

N/A	N/A	N/A	N/A	10,672,357	N/A	N/A	N/A
N/A	N/A	N/A	N/A	(176,370)	N/A	N/A	N/A

N/A	N/A	N/A	N/A	10,495,987	N/A	N/A	N/A

12,670,185	(35,169)	722,106	(7,140,453)	10,632,945	4,305,496	(14,866,282)	(91,585,456)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:

Net Investment Income	$2,453,680	$2,718,792	$1,205,582	$811,006
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	(597,967)	(451,994)	(3,766,338)	1,258,553

Net Change in Unrealized Appreciation on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,168,666	1,391,501	8,024,431	101,988

Net Increase in Net Assets Resulting from Operations	4,024,379	3,658,299	5,463,675	2,171,547

Distributions:

Institutional Shares	(2,403,390)	(2,726,379)	(313,976)	(131,102)

A Class Shares	(3,049)	(1,573)	(48)	–

Ultra Shares	–	–	(1,543,569)	(590,332)

C Class Shares	(3)	–	–	–

Total Distributions	(2,406,442)	(2,727,952)	(1,857,593)	(721,434)

Capital Share Transactions:

Institutional Shares:

Issued	30,358,881	51,776,066	18,922,855	1,993,385

Reinvestment of Dividends	2,330,289	1,526,404	313,697	130,850

Redeemed	(26,562,525)	(53,990,135)	(3,841,790)	(1,465,511)

Increase/Decrease from Institutional Capital Share Transactions	6,126,645	(687,665)	15,394,762	658,724

A Class Shares:

Issued	347,104	24,500	36,304	N/A

Reinvestment of Dividends	3,049	1,573	48	N/A

Redeemed	(75,365)	(11,400)	(9,000)	N/A

Increase from A Class Capital Share Transactions	274,788	14,673	27,352	N/A

Ultra Shares:

Issued	N/A	N/A	78,909,146	7,066,057

Reinvestment of Dividends	N/A	N/A	1,543,569	590,332

Redeemed	N/A	N/A	(28,964,782)	(4,595,582)

Increase from Ultra Capital Share Transactions	N/A	N/A	51,487,933	3,060,807

C Class Shares:

Issued	135	N/A	149,635	N/A

Reinvestment of Dividends	3	N/A	–	N/A

Redeemed	–	N/A	(4,509)	N/A

Increase from C Class Capital Share Transactions	138	N/A	145,126	N/A

Net Increase/Decrease in Net Assets from Capital Share Transactions	6,401,571	(672,992)	67,055,173	3,719,531

Total Increase in Net Assets	8,019,508	257,355	70,661,255	5,169,644

Net Assets:

Beginning of Year	65,214,276	64,956,921	38,674,123	33,504,479

End of Year	$73,233,784	$65,214,276	$109,335,378	$38,674,123

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
Shares Issued and Redeemed:

Institutional Shares:

Issued	3,328,007	5,621,394	1,833,617	197,608

Reinvestment of Dividends	252,894	166,407	31,184	13,046

Redeemed	(2,989,678)	(5,862,208)	(383,582)	(146,713)

Total Institutional Transactions	591,223	(74,407)	1,481,219	63,941

A Class Shares:

Issued	35,711	2,643	3,517	N/A

Reinvestment of Dividends	324	170	5	N/A

Redeemed	(7,725)	(1,232)	(859)	N/A

Total A Class Transactions	28,310	1,581	2,663	N/A

Ultra Shares:

Issued	N/A	N/A	7,896,395	698,621

Reinvestment of Dividends	N/A	N/A	153,362	58,824

Redeemed	N/A	N/A	(2,876,614)	(460,972)

Total Ultra Transactions	N/A	N/A	5,173,143	296,473

C Class Shares:

Issued	17	N/A	14,685	N/A

Redeemed	–	N/A	(433)	N/A

Total C Class Transactions	17	N/A	14,252	N/A

Net Increase (Decrease) in Shares Outstanding	619,550	(72,826)	6,671,277	360,414

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

(2) Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(6)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE

Westwood LargeCap Value Fund

Institutional Shares

2020	$13.16	$0.20	$(0.95)	$(0.75)	$(0.21)	$(0.40)	$—	$(0.61)	$11.80	(6.11	)% †	$172,349	0.65%	0.77%	1.66%		52%

2019	13.07	0.22	1.21	1.43	(0.19)	(1.15)	—	(1.34)	13.16	13.23		224,664	0.65	0.73	1.80		36

2018	13.10	0.20	0.62	0.82	(0.15)	(0.70)	—	(0.85)	13.07	6.30	†	213,175	0.65	0.72	1.50		49

2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00	†	205,645	0.75	0.83	1.40		44

2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00	†	185,171	0.79	0.86	1.29		39

A Class Shares

2020	$13.20	$0.18	$(0.96)	$(0.78)	$(0.18)	$(0.40)	$—	$(0.58)	$11.84	(6.32	)%†	$2,143	0.90%	1.00%	1.43%		52%

2019	13.12	0.19	1.21	1.40	(0.17)	(1.15)	—	(1.32)	13.20	12.92		13,174	0.90	0.98	1.54		36

2018	13.15	0.17	0.62	0.79	(0.12)	(0.70)	—	(0.82)	13.12	6.02	†	13,183	0.90	0.97	1.25		49

2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83	†	1,984	1.00	1.08	1.14		44

2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74	†	1,762	1.05	1.11	1.07		39

C Class Shares (commenced operations on March 31, 2020)

2020	$10.17	$0.16	$1.47	$1.63	$—	$—	$—	$—	$11.80	16.03%		$—	0.00%*(1)	0.00%*(1)	2.29	%*	52	%**

Westwood Total Return Fund ‡

Institutional Shares

2020	$6.64	$0.07	$0.92	$0.99	$(0.06)	$(1.14)	$—	$(1.20)	$6.43	17.59	%†	$86,040	0.75%	1.10%	1.11%		62%

2019	10.46	0.12	0.53	0.65	(0.36)	(4.11)	—	(4.47)	6.64	16.55		4,722	0.75	2.13	1.76		66

2018	11.94	0.14	0.15	0.29	(0.12)	(1.65)	—	(1.77)	10.46	2.35	†	7,803	0.75	1.05	1.30		26

2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24		44,778	0.78	0.99	1.40		122

2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82		57,401	0.94	0.94	1.72		39

A Class Shares (commenced operations on March 31, 2020)

2020	$5.20	$0.03	$1.23	$1.26	$(0.03)	$—	$—	$(0.03)	$6.43	24.30%		$—	0.01%*	0.01%*	0.90	%*	62	%**

C Class Shares (commenced operations on March 31, 2020)

2020	$5.20	$0.03	$1.23	$1.26	$(0.03)	$—	$—	$(0.03)	$6.43	24.30%		$—	0.01%*	0.01%*	0.88	%*	62	%**

Westwood SMidCap Fund

Institutional Shares

2020	$14.21	$0.11	$(0.75)	$(0.64)	$(0.11)	$(1.49)	$—	$(1.60)	$11.97	(5.39	)%†	$164,350	0.88%	1.05%	0.90%		69%

2019	15.50	0.10	0.84	0.94	(0.11)	(2.12)	—	(2.23)	14.21	9.46		187,341	0.88	1.02	0.75		56

2018	17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)	—	(1.91)	15.50	(0.33	) †	315,140	0.88	1.03	0.50		58

2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83		346,913	0.97	0.97	0.40		55

2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)		393,434	0.98	0.98	0.41		82

Ultra Shares (commenced operations on July 31, 2020)

2020	$11.44	$—	$0.52	$0.52	$—	$—	$—	$—	$11.96	4.55	%†	$2,072	0.70%*	1.02%*	0.08	%*	69	%**

Westwood SmallCap Fund

Institutional Shares

2020	$16.97	$0.12	$(2.45)	$(2.33)	$(0.12)	$(0.06)	$—	$(0.18)	$14.46	(13.90	)%†	$357,901	0.99%	1.16%	0.81%		67%

2019	16.76	0.11	1.10	1.21	(0.12)	(0.88)	—	(1.00)	16.97	8.65		418,949	0.99	1.11	0.66		64

2018	18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)	—	(1.26)	16.76	(2.28	) †	341,713	0.99	1.08	0.58		50

2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71	†	234,321	1.10	1.10	0.42		56

2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40	†	143,085	1.10	1.11	0.50		65

A Class Shares (commenced operations on September 3, 2019)

2020	$16.99	$0.08	$(2.43)	$(2.35)	$(0.14)	$(0.06)	$—	$(0.20)	$14.44	(14.04	)%†	$881	1.09%	1.28%	0.55%		67%

2019	15.78	(0.02)	1.23	1.21	—	—	—	—	16.99	7.67		96	1.08 *	1.30 *	(0.90	)*	64	**

C Class Shares (commenced operations on September 3, 2019)

2020	$16.98	$(0.01)	$(2.45)	$(2.46)	$(0.12)	$(0.06)	$—	$(0.18)	$14.34	(14.67	)%†	$186	1.84%	2.02%	(0.08)%		67%

2019	15.78	(0.04)	1.24	1.20	—	—	—	—	16.98	7.60		51	1.79 *	2.05 *	(1.67	)*	64	**

Y Class Shares (commenced operations on March 31, 2020)

2020	$11.72	$0.05	$2.70	$2.75	$—	$—	$—	$—	$14.47	23.46	%†	$151,903	0.81%*	1.10%*	0.63	%*	67	%**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE

Westwood Income Opportunity Fund

Institutional Shares

2020	$15.89	$0.22	$0.34	$0.56	$(0.20)	$(3.41)	$—	$(3.61)	$12.84	4.59%		$662,612	0.89%		0.89%	1.69%	111%

2019	15.31	0.32	1.25	1.57	(0.36)	(0.63)	—	(0.99)	15.89	10.99		1,056,504	0.85		0.85	2.08	66

2018	15.72	0.28	(0.11)	0.17	(0.28)	(0.30)	—	(0.58)	15.31	1.04		2,408,695	0.83		0.83	1.80	42

2017	14.58	0.26	1.18	1.44	(0.23)	(0.07)	—	(0.30)	15.72	9.98		2,584,805	0.83		0.83	1.72	34

2016	14.39	0.25	0.20	0.45	(0.23)	(0.03)	—	(0.26)	14.58	3.15		2,278,599	0.84		0.84	1.74	22

A Class Shares

2020	$15.88	$0.18	$0.34	$0.52	$(0.16)	$(3.41)	$—	$(3.57)	$12.83	4.34%		$48,051	1.14%		1.14%	1.43%	111%

2019	15.30	0.28	1.25	1.53	(0.32)	(0.63)	—	(0.95)	15.88	10.71		64,450	1.10		1.10	1.86	66

2018	15.71	0.24	(0.11)	0.13	(0.24)	(0.30)	—	(0.54)	15.30	0.78		74,510	1.08		1.08	1.56	42

2017	14.57	0.22	1.18	1.40	(0.19)	(0.07)	—	(0.26)	15.71	9.71		98,976	1.08		1.08	1.45	34

2016	14.37	0.21	0.21	0.42	(0.19)	(0.03)	—	(0.22)	14.57	2.96		123,030	1.09		1.09	1.49	22

C Class Shares (commenced operations on September 3, 2019)

2020	$15.88	$0.06	$0.36	$0.42	$(0.10)	$(3.41)	$—	$(3.51)	$12.79	3.52%		$4,453	1.90%		1.90%	0.48%	111%

2019	15.77	0.03	0.16	0.19	(0.08)	—	—	(0.08)	15.88	1.23		273	1.90	*	1.90 *	1.11 *	66 **

Westwood High Income Fund ‡‡

Institutional Shares

2020	$9.25	$0.35	$0.29	$0.64	$(0.34)	$—	$—	$(0.34)	$9.55	7.14	%†	$72,914	0.27%		0.59%	3.78%	130%

2019	9.12	0.41	0.15	0.56	(0.43)	—	—	(0.43)	9.25	6.25		65,168	0.80		1.05	4.48	59

2018	9.37	0.42	(0.24)	0.18	(0.43)	—	—	(0.43)	9.12	1.92	†	64,926	0.80		1.02	4.57	37

2017	9.31	0.42	0.06	0.48	(0.42)	—	—	(0.42)	9.37	5.27	†	77,595	0.80		1.01	4.51	71

2016	9.30	0.40	0.03	0.43	(0.42)	—	—	(0.42)	9.31	4.75	†	70,368	0.84		1.05	4.39	54

A Class Shares

2020	$9.29	$0.34	$0.29	$0.63	$(0.32)	$—	$—	$(0.32)	$9.60	7.01	%†	$320	0.48%		0.82%	3.61%	130%

2019	9.15	0.39	0.14	0.53	(0.39)	—	—	(0.39)	9.29	5.93		46	1.05		1.34	4.20	59

2018	9.37	0.40	(0.23)	0.17	(0.39)	—	—	(0.39)	9.15	1.91	†	31	1.05		1.26	4.26	37

2017	9.31	0.40	0.06	0.46	(0.40)	—	—	(0.40)	9.37	5.01	†	596	1.05		1.26	4.25	71

2016	9.30	0.38	0.02	0.40	(0.39)	—	—	(0.39)	9.31	4.50	†	1,541	1.08		1.32	4.18	54

C Class Shares (commenced operations on March 31, 2020)

2020	$8.23	$0.24	$1.28	$1.52	$(0.20)	$—	$—	$(0.20)	$9.55	18.51%		$—	0.02	%*	0.03%*	4.46%*	130%**

Westwood Alternative Income Fund ‡‡‡

Institutional Shares

2020	$10.25	$0.18	$0.46	$0.64	$(0.10)	$(0.32)	$—	$(0.42)	$10.47	6.44	%†	$22,772	0.90%		1.40%	1.79%	137%

2019	9.82	0.23	0.41	0.64	(0.21)	—	—	(0.21)	10.25	6.57		7,121	1.15	(2)	1.47	2.33	106

2018	10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)	(0.19)	9.82	(1.09	)†	6,193	1.22	(3)	1.62	1.85	88

2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	—	(0.11)	10.12	2.16	†	7,490	1.37	(4)	2.15	1.69	80

2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	—	(0.45)	10.01	3.62	†	2,392	1.27	(5)	3.27	2.22	99

A Class Shares (commenced operations on March 31, 2020)

2020	$9.78	$0.10	$0.62	$0.72	$(0.04)	$—	$—	$(0.04)	$10.46	7.35	%†	$28	1.15	%*	1.67%*	1.61%*	137%**

Ultra Shares

2020	$10.25	$0.19	$0.46	$0.65	$(0.11)	$(0.32)	$—	$(0.43)	$10.47	6.54	%†	$86,386	0.87%		1.40%	1.86%	137%

2019	9.82	0.24	0.41	0.65	(0.22)	—	—	(0.22)	10.25	6.64		31,553	1.08	(2)	1.39	2.39	106

2018	10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)	(0.21)	9.82	(1.02	)†	27,312	1.12	(3)	1.52	1.96	88

2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	—	(0.11)	10.13	2.31	†	23,465	1.24	(4)	1.96	1.87	80

2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	—	(0.46)	10.01	3.73	†	4,093	1.16	(5)	3.17	2.28	99

C Class Shares (commenced operations on March 31, 2020)

2020	$9.78	$0.05	$0.65	$0.70	$(0.02)	$—	$—	$(0.02)	$10.46	7.21	%†	$149	2.10	%*	2.62%*	0.85%*	137%**

Amounts designated as “—” are $0 or have been rounded to $0.
*	Annualized.
**	Not Annualized.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.
‡‡	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.
‡‡‡	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.
(1)

The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(2)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.
(4)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.
(5)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.
(6)	Year ended October 31, unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 43 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Total Return Fund (formerly, Westwood Low Volatility Equity Fund), Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, Westwood High Income Fund (formerly, Westwood Short Duration High Yield Fund) and Westwood Alternative Income Fund (formerly, Westwood Market Neutral Income Fund) (individually, the “Fund” and collectively the “Funds”).

Each of the Funds is classified as a “diversified” Fund under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMid-Cap Fund and Westwood SmallCap Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Total Return Fund seeks to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle. The Westwood High Income Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood Alternative Income Fund seeks to provide total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Westwood Emerging Markets Fund liquidated all assets on July 24, 2020. The Westwood Flexible Income Fund liquidated all assets on April 27, 2020. The Westwood Strategic Convertibles Fund liquidated all assets on December 13, 2019.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. general accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the measurement date. Participatory Notes (“P-Notes”) are valued daily by an independent pricing vendor.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for purchased options and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Westwood Management Corp. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.);

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of their normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in the Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of their prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short as part of investment advisory fees in their Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense, if applicable in their Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

During the year ended October 31, 2020, the Westwood Alternative Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker, if any, on the Statement of Assets and Liabilities. As of October 31, 2020, the Westwood Alternative Income Fund did not hold any short sales positions.

The Westwood Alternative Income Fund had prime brokerage borrowings throughout the year ended October 31, 2020 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
USD	$201,832	$107,541	1.06%	$41

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Alternative Income Fund and Westwood Total Return Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations and other assets and liabilities denominated in foreign currencies on the Statement of Operations represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gain (loss) during the year are presented as net realized gain (loss) and net change in unrealized appreciation (depreciation) on forward foreign currency contracts on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward foreign currency contracts, refer to the Schedule of Investments.

As of October 31, 2020, the Westwood Alternative Income Fund had open forward foreign currency contracts.

For the year ended October 31, 2020, the average notional amount of forward currency contracts held were as follows:

Average Quarterly Notional Contracts Purchased	$353,684

Average Quarterly Notional Contracts Sold	$6,425,090

Futures Contracts — The Westwood Alternative Income Fund held futures contracts during the year ended October 31, 2020. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contracts.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2020.

As of October 31, 2020, the Westwood Alternative Income Fund had open futures contracts.

For the year ended October 31, 2020, the average notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Short	$2,459,428

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2020, the Westwood Alternative Income Fund had open purchased option positions.

For the year ended October 31, 2020, the average notional balances for purchased options were as follows:

Average Quarterly Notional Balance for Purchased Options	$238,530

Master Limited Partnerships (MLPs) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing member and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of October 31, 2020, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2020, the Westwood Alternative Income Fund’s swap contracts were with one counterparty.

For the year ended October 31, 2020, the average notional balances for swap contracts were as follows:

Average Quarterly Notional Balance for Swap Contracts - Payable	$28,065,423

Average Quarterly Notional Balance for Swap Contracts - Receivable	$25,669,449

Participatory Notes — The Funds may invest in participatory notes, commonly known as P-Notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Total Return Fund, Westwood SMidCap Fund and Westwood SmallCap Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund and Westwood Alternative Income Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood High Income Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The Fair Value of derivative instruments as of October 31, 2020, was as follows:

	Asset Derivatives October 31, 2020 Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives October 31, 2020 Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Westwood Alternative Income Fund
Foreign Exchange	Unrealized Gain on Forward Foreign		Unrealized Loss on Forward Foreign
Contracts	Currency Contracts	$865	Currency Contracts	$10,282
	Unrealized Gain on Futures	10,990*	Unrealized Loss on Futures	—
Equity Contracts	Purchased Options, at Value	191,728	Written Options, at Value	—
	Unrealized Gain on Swap Contracts	3,284,783†	Unrealized Loss on Swap Contracts	959,954†
Credit Contracts	Unrealized Gain on Swap Contracts	434,946†	Unrealized Loss on Swap Contracts	716,897†

Total Derivatives not accounted for as hedging instruments		$3,923,312		$1,687,133

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

†Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2020, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Alternative Income Fund
Foreign Exchange Contracts	$(46,504)	$(40,846)	$—	$—	$—	$(87,350)
Equity Contracts	—	—	—	—	(12,571,232)	(12,571,232)
Credit Contracts	—	—	(257,173)	(128,991)	7,185,107	6,798,943

Total	$(46,504)	$(40,846)	$(257,173)	$(128,991)	$(5,386,125)	$(5,859,639)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Alternative Income Fund
Foreign Exchange Contracts	$(7,638)	$32,037	$—	$—	$—	$24,399
Equity Contracts	—	—	—	—	2,471,108	2,471,108
Credit Contracts	—	—	77,280	—	(413,957)	(336,677)

Total	$(7,638)	$32,037	$77,280	$—	$2,057,151	$2,158,830

4. Offsetting Assets and Liabilities:

The Westwood Alternative Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Westwood Alternative Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Westwood Alternative Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Westwood Alternative Income Fund as of October 31, 2020:

	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

BNP Paribas	$—	$ 3,719,729	$ 3,719,729	$—	$(1,676,851)	$(1,676,851)	$2,042,878	$—	$ 2,042,878
U.S. Bank	865	—	865	(10,282)	—	(10,282)	(9,417)	—	(9,417)

	$865	$ 3,719,729	$ 3,720,594	$(10,282)	$(1,676,851)	$(1,687,133)

(1) Net Exposures represents the net receivable/payable that would be due from/to the counterparty in the event of default.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood LargeCap Value Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood SmallCap Fund, Westwood High Income Fund and Westwood Alternative Income Fund have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A and Class C Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% and 1.00% of the average daily net assets of each Fund’s Class A and Class C Shares, respectively.

The Westwood Alternative Income Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood High Income Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.19% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets of the Funds’ Institutional Shares. The Westwood SmallCap Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the average daily net assets of the Fund’s Class Y Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2020, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood High Income Fund and Westwood Alternative Income Fund incurred $252,676, $598,697, $39,596, and $9,491, respectively, of shareholder servicing fees for the Institutional Shares or an effective rate of 0.15%, 0.15%, 0.06%, and 0.10%, respectively. The Westwood SmallCap Fund incurred $9,295 of shareholder servicing fees for the Class Y Shares or an effective rate of 0.02%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and West-wood Income Opportunity Fund, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation”, “Ultra Class Expense Limitation”, “C Class Expense Limitation”, and “Y Class Expense Limitation”). For Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding investment advisory fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation” , “Ultra Class Expense Limitation” and the “C Class Expense Limitation”). The contractual waivers for the following Funds are in place through February 28, 2021 except as noted below:

	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation	Y Class Expense Limitation

Westwood LargeCap Value Fund
	0.60%	0.65%	0.90%	N/A	1.65%(1)	N/A
Westwood Total Return Fund
	0.50%(2)	0.05%	0.30%(1)	N/A	1.05%(1)	N/A
Westwood SMidCap Fund
	0.75%	0.88%	N/A	0.68%(1)	N/A	N/A
Westwood SmallCap Fund
	0.85%	0.99%	1.04%	N/A	1.79%	0.84%(1)
Westwood Income Opportunity Fund
	0.75%	0.90%	1.15%	N/A	1.90%	N/A
Westwood High Income Fund
	0.38%(3)	0.29%	0.35%	N/A	1.10%(1)	N/A
Westwood Alternative Income Fund
	0.53%(4)	0.14%	0.24%(1)	0.00%	0.99%(1)	N/A

(1) Class expense limitation is in place through February 28, 2022.

(2) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood Total Return Fund of 0.70%. The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(3) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood High Income Fund of 0.70%. The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg Barclays U.S. Aggregate Bond Index/S&P 500 Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(4) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood Alternative Income Fund of 0.85%. The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

N/A – Not applicable.

In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of the Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether, and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period. The Base Fee and Performance Adjustment for the Funds discussed above are a part of the investment advisory fees in the Statement of Operations.

The Adviser may seek reimbursement for investment advisory fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the investment advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

At October 31, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood LargeCap Value Fund	Westwood Total Return Fund	Westwood SMidCap Fund	Westwood SmallCap Fund

10/31/17 -	2021	$156,791	$86,492	$494,834	$266,861
10/31/18
10/31/18 -	2022	186,247	75,819	298,875	449,204
10/31/19
10/31/19 -	2023	240,915	207,589	294,660	768,808
10/31/20

		$583,953	$369,900	$1,088,369	$1,484,873

Fiscal Year	Subject to Repayment until October 31:	Westwood High Income Fund	Westwood Alternative Income Fund

10/31/17 -	2021	$152,645	$124,524
10/31/18
10/31/18 -	2022	151,424	106,271
10/31/19
10/31/19 -	2023	210,214	342,351
10/31/20

		$514,283	$573,146

For Westwood Income Opportunity Fund, there are no previous waived fees for each of the three years ended October 31, 2020 and therefore, no amount are eligible for the Adviser to recapture.

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2020, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$100,292,518	$144,588,736	$—	$—
Westwood Total Return Fund	94,304,616	30,757,958	7,934,422	2,850,450
Westwood SMidCap Fund	116,227,945	130,251,156	—	—
Westwood SmallCap Fund	426,132,701	282,173,820	—	—
Westwood Income Opportunity Fund	711,651,996	929,598,101	127,747,674	255,814,437
Westwood High Income Fund	94,187,211	52,623,049	28,573,082	25,668,405
Westwood Alternative Income Fund*	103,015,551	57,472,776	12,001,523	12,013,125

* The cost of purchases to cover securities sold short and the proceeds from securities sold short were $28,836 and $574,780, respectively, for the year ended October 31, 2020.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in publically traded partnerships, deemed distributions, net operating loss, perpetual bond adjustments, investments in swaps, net operating loss offset to short term capital gain, paydown gain (loss), constructive dividend, and distribution reclassification. The permanent differences that are credited or charged to Paid in Capital and distributable earnings as of October 31, 2020 are primarily related to utilization of earnings and profits on shareholder redemptions and non-deductible partnership expenses.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Distributable Earnings/
	(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$ (2,017,090)	$ 2,017,090
Westwood Total Return Fund	(175,195)	175,195
Westwood Income Opportunity Fund	(22,621,332)	22,621,332

Late-year loss deferrals represent ordinary losses realized from January 1, 2020 through October 31, 2020. The funds can elect to treat them as arising in the first date of the following fiscal year.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

		Long-Term Capital
	Ordinary Income	Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2020	$3,807,646	$7,169,852	$—	$10,977,498
2019	5,639,464	17,591,003	—	23,230,467
Westwood Total Return Fund
2020	689,986	839,399	—	1,529,385
2019	330,815	2,307,240	—	2,638,055
Westwood SMidCap Fund
2020	1,645,424	19,512,974	—	21,158,398
2019	3,751,484	31,638,419	—	35,389,903
Westwood SmallCap Fund
2020	2,487,562	1,890,956	—	4,378,518
2019	8,026,194	12,203,825	—	20,230,019
Westwood Income Opportunity Fund
2020	11,495,565	199,489,527	—	210,985,092
2019	27,070,730	104,121,260	—	131,191,990
Westwood High Income Fund
2020	2,406,442	—	—	2,406,442
2019	2,727,952	—	—	2,727,952
Westwood Alternative Income Fund
2020	1,546,501	311,092	—	1,857,593
2019	721,434	—	—	721,434

As of October 31, 2020, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed	Undistributed		Capital	Unrealized	Other	Total Distributable
	Ordinary	Long-Term	Current Year Late-	Loss	Appreciation/	Temporary	Earnings/
	Income	Capital Gain	Year Loss Deferral	Carryforwards	(Depreciation)	Differences	(Accumulated Losses)

Westwood LargeCap Value Fund	$2,185,932	$8,668,764	$—	$—	$37,751,771	$(12)	$48,606,455
Westwood Total Return Fund	2,339,044	317,549	—	—	10,001,937	(13)	12,658,517
Westwood SMidCap Fund	1,186,257	3,590,668	—	—	19,212,082	(13)	23,988,994
Westwood SmallCap Fund	2,733,533	—	—	(14,307,554)	6,812,383	213	(4,761,425)
Westwood Income Opportunity Fund	17,035,668	31,060,098	—	—	80,221,883	(2)	128,317,647
Westwood High Income Fund	88,066	—	—	(16,316,331)	2,399,660	(9)	(13,828,614)
Westwood Alternative Income Fund	—	—	(1,210,811)	—	6,025,210	(542,471)	4,271,928

Other temporary differences primarily consist of straddle loss deferral.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains.

Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood SmallCap Fund	$—	$14,307,554	$14,307,554
Westwood High Income Fund	2,858,564	13,457,767	16,316,331

During the year ended October 31, 2020, the Funds did not utilize capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, constructive dividend income and partnership adjustments.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2020, were as follows:

		Aggregate	Aggregate
	Federal	Gross	Gross	Net
	Tax	Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Westwood LargeCap Value Fund	$134,659,433	$46,551,149	$(8,799,378)	$37,751,771
Westwood Total Return Fund	76,466,600	11,566,734	(1,564,797)	10,001,937
Westwood SMidCap Fund	145,713,492	26,837,058	(7,624,976)	19,212,082
Westwood SmallCap Fund	511,686,500	64,243,259	(57,430,876)	6,812,383
Westwood Income Opportunity Fund	628,009,081	85,727,142	(5,505,259)	80,221,883
Westwood High Income Fund	70,199,615	4,464,498	(2,064,838)	2,399,660
Westwood Alternative Income Fund	88,864,134	7,388,556	(1,363,346)	6,025,210

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2020, the net assets of the Westwood Alternative Income Fund was substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Alternative Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Alternative Income Fund invests all of its net assets in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Alternative Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At October 31, 2020, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	3	65%
Westwood LargeCap Value Fund, A Class Shares	1	76%
Westwood LargeCap Value Fund, C Class Shares	1	100%
Westwood Total Return Fund, Institutional Shares	1	93%
Westwood Total Return Fund, A Class Shares	1	100%
Westwood Total Return Fund, C Class Shares	1	100%
Westwood SMidCap Fund, Institutional Shares	3	82%
Westwood SMidCap Fund, Ultra Shares	1	100%
Westwood SmallCap Fund, Institutional Shares	1	39%
Westwood SmallCap Fund, A Class Shares	3	89%
Westwood SmallCap Fund, C Class Shares	3	74%
Westwood SmallCap Fund, Y Class Shares	3	67%
Westwood Income Opportunity Fund, Institutional Shares	2	30%
Westwood Income Opportunity Fund, A Class Shares	1	37%
Westwood Income Opportunity Fund, C Class Shares	1	72%
Westwood High Income Fund, Institutional Class Shares	1	90%
Westwood High Income Fund, A Class Shares	2	85%
Westwood High Income Fund, C Class Shares	1	100%
Westwood Alternative Income Fund, Institutional Shares	3	84%
Westwood Alternative Income Fund, Ultra Shares	1	100%
Westwood Alternative Income Fund, A Class Shares	2	100%
Westwood Alternative Income Fund, C Class Shares	1	100%

13. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2020.

On November 2, 2020, the Small Cap Fund’s Y Class Shares were re-designated as Ultra Shares.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

Westwood LargeCap Value Fund, Westwood Total Return Fund (previously Westwood Low Volatility Equity Fund), Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, Westwood High Income Fund (previously Westwood Short Duration High Yield Fund) and Westwood Alternative Income Fund (previously Westwood Market Neutral Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Westwood LargeCap Value Fund, Westwood Total Return Fund (previously Westwood Low Volatility Equity Fund), Westwood SMidCap Fund, Westwood SmallCap Fund, West-wood Income Opportunity Fund, Westwood High Income Fund (previously Westwood Short Duration High Yield Fund) and Westwood Alternative Income Fund (previously Westwood Market Neutral Income Fund) (collectively referred to as the “Funds”) (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (seven of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion

We have served as the auditor of one or more Westwood Management Corp. investment companies since 2006.

Philadelphia, Pennsylvania

December 29, 2020

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 - October 31, 2020).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,054.50	0.65%	$3.36
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,054.30	0.90	4.65
Westwood LargeCap Value Fund, C Class Shares	1,000.00	1,054.50	—	–
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,132.50	0.88	4.72
Westwood SMidCap Fund, Ultra Shares(1)	1,000.00	1,243.00	0.70	1.96**
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,095.50	0.99	5.21
Westwood SmallCap Fund, A Class Shares	1,000.00	1,094.80	1.09	5.74
Westwood SmallCap Fund, C Class Shares	1,000.00	1,090.50	1.84	9.67
Westwood SmallCap Fund, Y Class Shares	1,000.00	1,096.20	0.81	4.27
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,073.50	0.89	4.64
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,073.10	1.14	5.94
Westwood Income Opportunity Fund, C Class Shares	1,000.00	1,068.00	1.89	9.82
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,056.10	1.22	6.31
Westwood Alternative Income Fund, A Class Shares	1,000.00	1,055.10	1.15	5.94
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,056.50	1.13	5.84
Westwood Alternative Income Fund, C Class Shares	1,000.00	1,053.70	2.11	10.89
Westwood High Income Fund, Institutional Shares	1,000.00	1,112.40	0.25	1.33
Westwood High Income Fund, A Class Shares	1,000.00	1,110.60	0.51	2.71
Westwood High Income Fund, C Class Shares	1,000.00	1,112.30	0.03	0.16
Westwood Total Return Fund, Institutional Shares	1,000.00	1,150.10	0.75	4.05
Westwood Total Return Fund, A Class Shares	1,000.00	1,150.10	—	–
Westwood Total Return Fund, C Class Shares	1,000.00	1,150.10	—	–
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.87	0.65%	$3.30
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.61	0.90	4.57
Westwood LargeCap Value Fund, C Class Shares	1,000.00	1,025.14	—	–
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.71	0.88	4.47
Westwood SMidCap Fund, Ultra Shares(1)	1,000.00	1,021.64	0.70	3.54
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,020.16	0.99	5.03
Westwood SmallCap Fund, A Class Shares	1,000.00	1,019.66	1.09	5.53
Westwood SmallCap Fund, C Class Shares	1,000.00	1,015.89	1.84	9.32
Westwood SmallCap Fund, Y Class Shares	1,000.00	1,021.06	0.81	4.12
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.66	0.89	4.52
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.41	1.14	5.79
Westwood Income Opportunity Fund, C Class Shares	1,000.00	1,015.64	1.89	9.58
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,019.00	1.22	6.19
Westwood Alternative Income Fund, A Class Shares	1,000.00	1,019.36	1.15	5.84
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,019.46	1.13	5.74
Westwood Alternative Income Fund, C Class Shares	1,000.00	1,014.53	2.11	10.68
Westwood High Income Fund, Institutional Shares	1,000.00	1,023.88	0.25	1.27
Westwood High Income Fund, A Class Shares	1,000.00	1,022.57	0.51	2.59
Westwood High Income Fund, C Class Shares	1,000.00	1,024.99	0.03	0.15
Westwood Total Return Fund, Institutional Shares	1,000.00	1,021.37	0.75	3.81
Westwood Total Return Fund, A Class Shares	1,000.00	1,025.14	—	–
Westwood Total Return Fund, C Class Shares	1,000.00	1,025.14	—	–

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 92/366 (to reflect since inception to period end).
(1)	Commenced operations July 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2020.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INTERESTED TRUSTEES[3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self- Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INDEPENDENT TRUSTEES (continued)[3]

George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.	None.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years

OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) and Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 19, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “August Meeting”). The August Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the August Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the August Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the August Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the August Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the August Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short- Term Capital Gain (5)	Foreign Tax Credit(6)	Qualifying Business Income (7)
Westwood LargeCap Value Fund	0.00%	67.57%	32.43%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Westwood Total Return Fund	0.00%	50.37%	49.63%	100.00%	18.62%	19.18%	2.52%	16.53%	100.00%	0.00%	1.66%
Westwood SMidCap Fund	0.00%	92.22%	7.78%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Westwood SmallCap Fund	0.00%	43.19%	56.81%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Westwood Income Opportunity Fund	0.00%	91.66%	8.34%	100.00%	22.72%	23.36%	9.15%	21.91%	0.00%	0.00%	56.22%
Westwood High Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	5.40%	88.05%	0.00%	0.00%	0.00%
Westwood Alternative Income Fund	0.00%	16.75%	83.25%	100.00%	0.00%	0.00%	0.00%	23.41%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the above Westwood Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” which is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” which is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2020.
(7)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

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The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, TX 75201

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

WHG-AR-001-1500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.